UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21972

Name of Fund:   BlackRock Credit Allocation Income Trust (BTZ)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Credit Allocation Income Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2020

Date of reporting period: 06/30/2020

Item 1 –	Report to Stockholders

JUNE 30, 2020

2020 Semi-Annual Report (Unaudited)

BlackRock Credit Allocation Income Trust (BTZ)

BlackRock Floating Rate Income Trust (BGT)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Trust’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call Computershare at (800) 699-1236 to request that you continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC or its affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information

Section 19(a) Notices

BlackRock Credit Allocation Income Trust (BTZ) and BlackRock Floating Rate Income Trust (BGT) (each a “Trust” and collectively, the “Trusts”), amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

	Total Fiscal Year to Date Cumulative Distributions by Character					Percentage of Fiscal Year to Date Cumulative Distributions by Character
Ticker	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital (a)	Total Per Common Share	Net Investment Income	Net Realized Capital Gains Short Term	Net Realized Capital Gains Long Term	Return of Capital	Total Per Common Share
BGT	$0.339466	$—	$—	$0.042534	$0.382000	89%	—%	—%	11%	100%
BTZ	0.398583	—	—	0.020917	0.419500	95	—	—	5	100

(a)

Each Trust estimates that it has distributed more than its net investment income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

Section 19(b) Disclosure

On September 5, 2019, the Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees (the “Board”), each have adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, starting in October 2019, BTZ distributes a fixed amount of $0.0839 per share on a monthly basis, BGT distributes a fixed amount of $0.0764 per share on a monthly basis.

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available investment income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net investment income and short-term capital gains) is not earned on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

2	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Markets in Review

Dear Shareholder,

The last 12 months have been a time of sudden change in global financial markets, as a long period of growth and positive returns was interrupted in early 2020 by the emergence and spread of the coronavirus. For the first part of the reporting period, U.S. equities and bonds both delivered impressive returns, despite fears and doubts about the economy that were ultimately laid to rest with unprecedented monetary stimulus and a sluggish yet resolute performance from the U.S. economy. But as the threat from the coronavirus became more apparent throughout February and March 2020, leading countries around the world took economically disruptive countermeasures, causing equity prices to fall sharply. While markets have since recovered some of these losses as countries around the world begin reopening, there is still significant uncertainty surrounding the course of the pandemic, and an uptick in U.S. infection rates caused concern late in the reporting period.

Returns for most securities were robust for the first part of the reporting period, as investors began to realize that the U.S. economy was maintaining the modest yet steady growth that had characterized this economic cycle. However, once stay-at-home orders and closures of non-essential businesses became widespread, many workers were laid off and unemployment claims spiked. With large portions of the global economy on hold, all types of international equities ended the 12-month reporting period with negative performance, while in the United States large-capitalization stocks, which investors saw as more resilient than smaller companies, delivered solid returns.

The performance of different types of fixed-income securities diverged substantially due to a reduced investor appetite for risk. Treasuries benefited from the risk-off environment, and posted healthy returns, as the 10-year U.S. Treasury yield (which is inversely related to bond prices) fell to an all-time low. Investment-grade corporate bonds also delivered a solid return, while high-yield corporate returns were flat due to credit concerns.

The U.S. Federal Reserve (the “Fed”) reduced interest rates three times in 2019, to support slowing economic growth. After the coronavirus outbreak, the Fed instituted two emergency rate cuts, pushing short-term interest rates close to zero. To stabilize credit markets, the Fed also announced a new bond-buying program, as did several other central banks around the world, including the European Central Bank and the Bank of Japan.

Looking ahead, while coronavirus-related disruption has clearly hindered worldwide economic growth, we believe that the global expansion is likely to continue once the impact of the outbreak subsides. Several risks remain, however, including a potential resurgence of the virus amid loosened restrictions, policy fatigue among governments already deep into deficit spending, and structural damage to the financial system from lengthy economic interruptions.

Overall, we favor a moderately positive stance toward risk, and in particular toward credit given the extraordinary central bank measures taken in recent months. This support extends beyond investment-grade corporates and into high-yield, leading to attractive opportunities throughout the credit market. We believe that both U.S. Treasuries and sustainable investments can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments. We remain neutral on equities overall while favoring European stocks, which are poised for a cyclical upside as re-openings continue.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2020
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.08)%	7.51%
U.S. small cap equities (Russell 2000® Index)	(12.98)	(6.63)
International equities (MSCI Europe, Australasia, Far East Index)	(11.34)	(5.13)
Emerging market equities (MSCI Emerging Markets Index)	(9.78)	(3.39)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.60	1.63
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	12.68	14.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	6.14	8.74
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.97	4.23
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	(3.83)	0.00
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE IS NOT PART OF YOUR FUND REPORT	3

4

Trust Summary as of June 30, 2020	BlackRock Credit Allocation Income Trust

Trust Overview

BlackRock Credit Allocation Income Trust’s (BTZ) (the “Trust”) investment objective is to provide current income, current gains and capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in credit-related securities, including, but not limited to, investment grade corporate bonds, high yield bonds (commonly referred to as “junk” bonds), bank loans, preferred securities or convertible bonds or derivatives with economic characteristics similar to these credit-related securities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange (“NYSE”)	BTZ
Initial Offering Date	December 27, 2006
Current Distribution Rate on Closing Market Price as of June 30, 2020 ($13.20)(a)	7.63%
Current Monthly Distribution per Common Share(b)	$0.0839
Current Annualized Distribution per Common Share(b)	$1.0068
Leverage as of June 30, 2020(c)	29%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of accrued liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 11.

Market Price and Net Asset Value Per Share Summary

	06/30/20	12/31/19	Change	High	Low
Market Price	$13.20	$13.98	(5.58)%	$14.91	$9.14
Net Asset Value	14.54	14.97	(2.87)	15.43	11.11

Market Price and Net Asset Value History For the Past Five Years

TRUST SUMMARY	5

Trust Summary as of June 30, 2020 (continued)	BlackRock Credit Allocation Income Trust

Performance and Portfolio Management Commentary

Returns for the period ended June 30, 2020 were as follows:

		Average Annual Total Returns
	6-Months	1 Year		3 Years	5 Years
Trust at NAV(a)(b)	0.23%	6.84%		6.26%	6.73%
Trust at Market Price(a)(b)	(2.57)	9.19		6.17	7.91
Reference Benchmark(c)	2.04	6.39		5.42	5.56
Bloomberg Barclays U.S. Credit Index(d)	4.82	9.07		6.14	5.54
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index(e)	(3.83)	(0.00	)(g)	3.32	4.79
Bloomberg Barclays USD Capital Securities Index(f)	4.02	9.34		6.62	6.59

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Reference Benchmark is comprised of the Bloomberg Barclays U.S. Credit Index (50.36%), the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index (29.93%), and the Bloomberg Barclays USD Capital Securities Index (19.71%).

(d)	This unmanaged index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets.
(e)

An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

(f)	This unmanaged index tracks fixed-rate, investment grade capital securities denominated in USD.
(g)	Amount is greater than (0.005)%.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

BTZ is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Positive contributions to the Trust’s absolute performance over the six-month period came from exposure to global investment grade corporate bonds, specifically in the United States and Europe. In addition, the Trust’s stance with respect to duration and corresponding interest rate sensitivity contributed to performance as Treasury yields declined sharply over the period.

Detractors from the Trust’s performance included exposures to credit sensitive assets, namely global high yield corporates, capital securities, collateralized loan obligations and emerging market debt. These sectors struggled with the spike in risk aversion seen in the first quarter of 2020.

In addition to employing leverage, the Trust used derivatives as part of its investment strategy, including forward contracts to manage foreign currency exposure of non-U.S. positions back to U.S. dollars and interest rate futures to adjust duration positioning tactically as needed. The Trust’s use of derivatives over the six-month period had a negative impact on performance.

Describe recent portfolio activity.

The Trust reduced exposure to U.S. investment grade corporates and capital securities, while increasing exposure to U.S. high yield corporates. The Trust also marginally reduced leverage over the period.

Describe portfolio positioning at period end.

The Trust was positioned moderately “risk on” as the Fed’s supportive policies have removed the worst-case scenarios from markets and the demand for income should support credit sectors. With this backdrop, the investment adviser maintained the Trust’s core allocations to U.S. high yield corporates, U.S. investment grade corporates and capital securities, with exposure to collateralized loan obligations and non-U.S. credit markets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of June 30, 2020 (continued)	BlackRock Credit Allocation Income Trust

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	06/30/20		12/31/19
Corporate Bonds	76%		75%
Preferred Securities	16		17
Asset-Backed Securities	5		5
Foreign Agency Obligations	2		2
Municipal Bonds	1		1
Other	—	(a)	—	(b)

(a)	Includes a less than 1% holding in each of the following investment types: Warrants, Short-Term Securities, Options Purchased and Options Written.
(b)	Includes a less than 1% holding in each of the following investment types: Short-Term Securities, Trust Preferred, Options Purchased and Options Written.

CREDIT QUALITY ALLOCATION (c)(d)

	06/30/20	12/31/19
AAA/Aaa	1%	1%
AA/Aa	3	2
A	10	15
BBB/Baa	49	51
BB/Ba	23	19
B/B	10	9
CCC/Caa	3	2
N/R	1	1

(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)	Excludes Warrants, Short-Term Securities, Options Purchased and Options Written.

TRUST SUMMARY	7

Trust Summary as of June 30, 2020	BlackRock Floating Rate Income Trust

Trust Overview

BlackRock Floating Rate Income Trust’s (BGT) (the “Trust”) primary investment objective is to provide a high level of current income. The Trust’s secondary investment objective is to seek the preservation of capital to the extent consistent with its primary objective of high current income. The Trust seeks to achieve its investment objectives by investing primarily, under normal conditions, at least 80% of its assets in floating and variable rate instruments of U.S. and non-U.S. issuers, including a substantial portion of its assets in global floating and variable rate securities including senior secured floating rate loans made to corporate and other business entities. Under normal market conditions, the Trust expects that the average effective duration of its portfolio will be no more than 1.5 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on NYSE	BGT
Initial Offering Date	August 30, 2004
Current Distribution Rate on Closing Market Price as of June 30, 2020 ($10.98)(a)	8.35%
Current Monthly Distribution per Common Share(b)	$0.0764
Current Annualized Distribution per Common Share(b)	$0.9168
Leverage as of June 30, 2020(c)	29%

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate consists of income, net realized gains and/or a return of capital. Past performance does not guarantee future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(c)

Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to borrowings) minus the sum of accrued liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments on page 11.

Market Price and Net Asset Value Per Share Summary

	06/30/20	12/31/19	Change	High	Low
Market Price	$10.98	$12.87	(14.69)%	$13.30	$7.20
Net Asset Value	12.59	14.10	(10.71)	14.21	9.85

Market Price and Net Asset Value History For the Past Five Years

8	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Trust Summary as of June 30, 2020 (continued)	BlackRock Floating Rate Income Trust

Performance and Portfolio Management Commentary

Returns for the period ended June 30, 2020 were as follows:

		Average Annual Total Returns
	6-Months	1 Year	3 Years	5 Years
Trust at NAV(a)(b)	(7.53)%	(3.47)%	1.72%	3.19%
Trust at Market Price(a)(b)	(11.65)	(4.70)	(1.74)	2.68
S&P/LSTA Leveraged Loan Index(c)	(4.61)	(1.99)	2.07	2.89

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

This unmanaged market value-weighted index (the “Reference Benchmark”) is designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not indicative of future results.

BGT is presenting the Reference Benchmark to accompany trust performance. The Reference Benchmark is presented for informational purposes only, as the Trust is actively managed and does not seek to track or replicate the performance of the Reference Benchmark or any other index. The portfolio investments of the Trust may differ substantially from the securities that comprise the indices within the Reference Benchmark, which may cause the Trust’s performance to differ materially from that of the Reference Benchmark. The Trust employs leverage as part of its investment strategy, which may change over time at the discretion of BlackRock Advisors, LLC (the “Manager”) as market and other conditions warrant. In contrast, the Reference Benchmark is not adjusted for leverage. Therefore, leverage generally may result in the Trust outperforming the Reference Benchmark in rising markets and underperforming in declining markets. The Board considers additional factors to evaluate the Trust’s performance, such as the performance of the Trust relative to a peer group of funds, a leverage-adjusted benchmark and/or other information provided by the Manager.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The bank loan market dropped sharply in March as coronavirus concerns and an oil price war weighed heavily on the asset class. While bank loans recovered a substantial portion of their losses in the second quarter of 2020 on the back of policy support for credit markets, they nonetheless finished the six months in notably negative territory.

By sector, the Trust’s allocations to the technology, aerospace & defense and health care sectors were the largest detractors. By credit rating, BB, B, and CCC-rated loans detracted from performance as the entire credit market was down during the period. From an asset allocation perspective, the strategy’s allocations to bank loans, high yield corporate bonds, equities and collateralized loan obligations all detracted from performance.

Given the severe market dislocation during the period, only the Trust’s allocation to investment grade corporate bonds contributed to performance.

Describe recent portfolio activity.

From an asset allocation perspective, the Trust increased its allocation to high yield and investment grade corporate bonds during the period on the back of supportive technical factors including Fed bond purchases and robust new issuance, along with attractive relative value. The investment adviser’s credit rating views have remained relatively consistent over the past several quarters, with a focus on B1 issues while avoiding the higher beta, stressed CCC area of the loan market. The investment adviser has tactically managed sector-level exposures, though arguably the Trust’s single-name positioning remains more important to portfolio composition. The Trust slightly increased its allocation to sectors more sensitive to the coronavirus by participating in new issues within the gaming and airline sectors. The investment adviser is an active user of liquid products within the loan market and tactically shifted these exposures throughout the period.

Describe portfolio positioning at period end.

The Trust remained predominately invested in bank loans, with the balance invested mostly in high yield and investment grade corporate bonds. By credit rating, B-rated loans were the Trust’s largest position. The Trust had very little exposure to the stressed, higher beta B3 and CCC-rated area of the market. Within the single B rating, the Trust similarly was focused on the higher quality portion. Also reflecting a focus on relative quality, the Trust had a clear preference for loans with spreads in the 200-300 basis point range over the London Interbank Offered Rate reference rate as opposed to positions offering spreads in the 400 basis point or higher range.

The largest sector exposures included technology, where the investment adviser has largely focused on enterprise software companies, along with health care, pharmaceutical and cable & satellite companies. The Trust maintained low exposures to the more consumer cyclical sectors (retailers and leisure in particular) and energy as the investment adviser believes these market segments continue to face significant headwinds. Additionally, the Trust had a bias toward larger loan tranches and loan/bond capital structures relative to the loan-only segment. From a vintage year perspective, the investment adviser had a more cautious stance on transactions initiated since 2017, given the arguably more aggressive lending standards and weaker protections for loan holders seen in recent years.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

TRUST SUMMARY	9

Trust Summary as of June 30, 2020 (continued)	BlackRock Floating Rate Income Trust

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

	06/30/20		12/31/19
Floating Rate Loan Interests	91%		94%
Corporate Bonds	5		1
Investment Companies	4		5
Other	—	(a)	—	(b)

(a)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Other Interests, Warrants and Short-Term Securities.
(b)	Includes a less than 1% holding in each of the following investment types: Common Stocks, Other Interests, Warrants, Short-Term Securities and Options Purchased.

CREDIT QUALITY ALLOCATION (c)(d)

	06/30/20	12/31/19
BBB/Baa	9%	8%
BB/Ba	20	28
B	63	57
CCC/Caa	4	2
N/R	4	5

(c)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(d)	Excludes Common Stocks, Warrants, Other Interests, Short-Term Securities and Options Purchased.

10	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that each Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

Each Trust may utilize leverage through a credit facility or reverse repurchase agreements as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, BGT may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by its credit facility, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under a reverse repurchase agreement (including accrued interest), then such transaction is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	11

Schedule of Investments (unaudited) June 30, 2020	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities — 6.7%
Allegro CLO II-S Ltd., Series 2014-1RA, Class B, (3 mo. LIBOR US + 2.15%), 3.26%, 10/21/28(a)(b)	USD	500	$480,578
Allegro CLO VI Ltd., Series 2017-2A(a)(b):
Class B, (3 mo. LIBOR US + 1.50%), 2.63%, 01/17/31		360	344,281
Class C, (3 mo. LIBOR US + 1.80%), 2.93%, 01/17/31		2,400	2,240,395
ALM VII R Ltd., Series 2013-7R2A(a)(b):
Class A2R2, (3 mo. LIBOR US + 1.65%), 1.93%, 10/15/27		750	729,250
Class BR2, (3 mo. LIBOR US + 2.20%), 2.48%, 10/15/27		400	380,238
ALM XVI Ltd./ALM XVI LLC, Series 2015-16A(a)(b):
Class BR2, (3 mo. LIBOR US + 1.90%), 2.18%, 07/15/27		1,000	962,267
Class CR2, (3 mo. LIBOR US + 2.70%), 2.98%, 07/15/27		1,000	938,086
Anchorage Capital CLO Ltd.(a)(b):
Series 2013-1A, Class BR, (3 mo. LIBOR US + 2.15%), 2.42%, 10/13/30		1,000	958,777
Series 2014-3RA, Class C, (3 mo. LIBOR US + 1.85%), 2.74%, 01/28/31		1,000	945,918
Series 2014-3RA, Class D, (3 mo. LIBOR US + 2.60%), 3.49%, 01/28/31		1,000	879,402
Apidos CLO XV, Series 2013-15A, Class DRR, (3 mo. LIBOR US + 2.70%), 3.84%, 04/20/31(a)(b)		1,000	869,361
Apidos CLO XX, Series 2015-20A, Class BRR, (3 mo. LIBOR US + 1.95%), 3.13%, 07/16/31(a)(b)		1,000	940,678
Ares XLIX CLO Ltd., Series 2018-49A, Class D, (3 mo. LIBOR US + 3.00%), 4.10%, 07/22/30(a)(b)		1,000	896,073
Ares XLVII CLO Ltd.(a)(b):
Series 2018-47A, Class D, (3 mo. LIBOR US + 2.70%), 2.98%, 04/15/30		1,500	1,316,592
Series 2018-48A, Class C, (3 mo. LIBOR US + 1.80%), 2.94%, 07/20/30		500	470,420
Ares XXXVII CLO Ltd., Series 2015-4A(a)(b):
Class A3R, (3 mo. LIBOR US + 1.50%), 1.78%, 10/15/30		1,000	958,503
Class BR, (3 mo. LIBOR US + 1.80%), 2.08%, 10/15/30		1,750	1,650,402
Atlas Senior Loan Fund VII Ltd., Series 2016-7A(a)(b):
Class A1R, (3 mo. LIBOR US + 1.28%), 1.65%, 11/27/31		1,987	1,933,666
Class B1R, (3 mo. LIBOR US + 1.80%), 2.17%, 11/27/31		550	533,014
Atlas Senior Loan Fund XII Ltd., Series 2018-12A, Class A1, (3 mo. LIBOR US + 1.18%), 2.20%, 10/24/31(a)(b)		400	386,619
Atrium XV, Series 15A, Class C, (3 mo. LIBOR US + 2.20%), 3.24%, 01/23/31(a)(b)		250	235,368
Benefit Street Partners CLO XII Ltd., Series 2017-12A, Class B, (3 mo. LIBOR US + 2.00%), 2.28%, 10/15/30(a)(b)		1,000	921,098
Carlyle Global Market Strategies CLO Ltd., Series 2014-5A, Class A1RR, (3 mo. LIBOR US + 1.14%), 2.36%, 07/15/31(a)(b)		2,300	2,235,321
Cedar Funding VI CLO Ltd., Series 2016-6A, Class BR, (3 mo. LIBOR US + 1.60%), 2.74%, 10/20/28(a)(b)		250	241,410
Cent CLO Ltd., Series C17A, Class BR, (3 mo. LIBOR US + 1.85%), 2.61%, 04/30/31(a)(b)		1,000	926,596
CIFC Funding Ltd.(a)(b):
Series 2013-2A, Class A3LR, (3 mo. LIBOR US + 1.95%), 3.09%, 10/18/30		1,000	941,707

Security	Par (000)		Value

Asset-Backed Securities (continued)
Series 2013-2A, Class B1LR, (3 mo. LIBOR US + 3.05%), 4.19%, 10/18/30	USD	1,000	$885,373
Series 2014-4RA, Class A2, (3 mo. LIBOR US + 1.65%), 2.78%, 10/17/30		600	580,470
Series 2014-4RA, Class B, (3 mo. LIBOR US + 2.20%), 3.33%, 10/17/30		400	396,350
Series 2018-1A, Class C, (3 mo. LIBOR US + 1.75%), 2.89%, 04/18/31		1,000	943,716
Series 2018-1A, Class D, (3 mo. LIBOR US + 2.65%), 3.79%, 04/18/31		1,200	1,057,509
Elevation CLO Ltd., Series 2017-7A, Class C, (3 mo. LIBOR US + 1.90%), 2.18%, 07/15/30(a)(b)		1,500	1,456,143
Galaxy XX CLO Ltd., Series 2015-20A, Class D1R, (3 mo. LIBOR US + 2.60%), 3.74%, 04/20/31(a)(b)		1,000	885,548
Greenwood Park CLO Ltd., Series 2018-1A, Class D, (3 mo. LIBOR US + 2.50%), 2.78%, 04/15/31(a)(b)		1,000	933,270
Highbridge Loan Management Ltd.(a)(b):
Series 12A-18, Class B, (3 mo. LIBOR US + 1.85%), 2.99%, 07/18/31		1,250	1,190,825
Series 4A-2014, Class A2R, (3 mo. LIBOR US + 1.50%), 2.39%, 01/28/30		650	622,304
Series 6A-2015, Class BR, (3 mo. LIBOR US + 1.75%), 2.29%, 02/05/31		1,500	1,364,602
Limerock CLO III LLC, Series 2014-3A, Class C, (3 mo. LIBOR US + 3.60%), 4.74%, 10/20/26(a)(b)		1,000	952,910
Long Point Park CLO Ltd., Series 2017-1A, Class B, (3 mo. LIBOR US + 1.70%), 2.83%, 01/17/30(a)(b)		1,000	939,246
Madison Park Funding XIII Ltd., Series 2014-13A, Class CR2, (3 mo. LIBOR US + 1.90%), 3.04%, 04/19/30(a)(b)		1,000	976,004
Madison Park Funding XV Ltd., Series 2014-15A, Class B1R, (3 mo. LIBOR US + 2.20%), 3.19%, 01/27/26(a)(b)		2,000	1,928,425
Madison Park Funding XXVII Ltd., Series 2018-27A(a)(b):
Class B, (3 mo. LIBOR US + 1.80%), 2.94%, 04/20/30		1,000	911,929
Class C, (3 mo. LIBOR US + 2.60%), 3.74%, 04/20/30		1,000	862,951
Marble Point CLO XI Ltd., Series 2017-2A, Class B, (3 mo. LIBOR US + 1.50%), 2.64%, 12/18/30(a)(b)		1,000	950,029
MP CLO III Ltd., Series 2013-1A, Class CR, (3 mo. LIBOR US + 2.00%), 3.14%, 10/20/30(a)(b)		1,000	928,321
Neuberger Berman CLO XV Ltd., Series 2013-15A, Class CR, (3 mo. LIBOR US + 2.05%), 2.33%, 10/15/29(a)(b)		1,000	961,767
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class CR2, 4.11%, 10/21/30(a)(c)		2,700	2,349,923
Neuberger Berman CLO XXI Ltd., Series 2016-21A(a)(b):
Class CR, (3 mo. LIBOR US + 1.60%), 2.74%, 04/20/27		1,000	943,076
Class DR, (3 mo. LIBOR US + 2.40%), 3.54%, 04/20/27		1,000	876,279
Neuberger Berman CLO XXII Ltd., Series 2016-22A(a)(b):
Class BR, (3 mo. LIBOR US + 1.65%), 2.78%, 10/17/30		400	384,894
Class CR, (3 mo. LIBOR US + 2.20%), 3.33%, 10/17/30		1,000	962,804
Neuberger Berman Loan Advisers CLO Ltd.(a)(b):
Series 2017-26A, Class A, (3 mo. LIBOR US + 1.17%), 2.31%, 10/18/30		2,000	1,962,055
Series 2017-26A, Class B, (3 mo. LIBOR US + 1.50%), 2.64%, 10/18/30		1,000	960,551
Series 2017-26A, Class C, (3 mo. LIBOR US + 1.75%), 2.89%, 10/18/30		1,500	1,410,549

12	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Series 2018-27A, Class D, (3 mo. LIBOR US + 2.60%), 2.88%, 01/15/30	USD	1,000	$911,541
Oak Hill Credit Partners X-R Ltd., Series 2014-10RA, Class C, (3 mo. LIBOR US + 2.20%), 3.34%, 12/12/30(a)(b)		300	289,251
OCP CLO Ltd.(a):
Series 2014-6A, Class BR, 3.28%, 10/17/30(c)		500	482,159
Series 2015-10A, Class CR, (3 mo. LIBOR US + 2.60%), 3.59%, 10/26/27(b)		600	544,124
Series 2016-11A, Class BR, (3 mo. LIBOR US + 2.45%), 3.44%, 10/26/30(b)		1,500	1,471,986
Series 2016-12A, Class BR, 3.34%, 10/18/28(c)		1,000	965,228
Series 2017-14A, Class B, (3 mo. LIBOR US + 1.95%), 2.33%, 11/20/30(b)		1,000	951,796
Octagon Investment Partners Ltd.(a)(b):
Series 2016-1A, Class DR, (3 mo. LIBOR US + 2.85%), 3.13%, 07/15/30		500	433,927
Series 2017-1A, Class B1, (3 mo. LIBOR US + 1.40%), 2.54%, 01/20/30		1,000	953,066
Series 2017-1A, Class C, (3 mo. LIBOR US + 2.75%), 3.89%, 01/20/31		1,000	900,149
Octagon Investment Partners XIV Ltd., Series 2012-1A, Class A1AR, (3 mo. LIBOR US + 1.17%), 1.45%, 07/15/29(a)(b)		1,000	981,283
Octagon Investment Partners XVII Ltd., Series 2013-1A(a)(b):
Class BR2, (3 mo. LIBOR US + 1.40%), 2.39%, 01/25/31		1,000	951,384
Class CR2, (3 mo. LIBOR US + 1.70%), 2.69%, 01/25/31		1,000	917,409
Octagon Investment Partners XXII Ltd., Series 2014-1A, Class CRR, (3 mo. LIBOR US + 1.90%), 3.00%, 01/22/30(a)(b)		900	831,558
OHA Credit Partners XII Ltd., Series 2015-12A, Class DR, (3 mo. LIBOR US + 2.90%), 3.94%, 07/23/30(a)(b)		600	534,140
OZLM XXI Ltd., Series 2017-21A, Class B, (3 mo. LIBOR US + 1.90%), 3.04%, 01/20/31(a)(b)		1,800	1,667,010
Palmer Square CLO Ltd.(a)(b):
Series 2013-2A, Class A2RR, (3 mo. LIBOR US + 1.75%), 2.88%, 10/17/31		650	630,206
Series 2013-2A, Class BRR, (3 mo. LIBOR US + 2.20%), 3.33%, 10/17/31		750	729,886
Series 2013-2A, Class CRR, (3 mo. LIBOR US + 3.20%), 4.33%, 10/17/31		250	228,541
Series 2018-1A, Class A2, (3 mo. LIBOR US + 1.45%), 2.59%, 04/18/31		1,500	1,432,838
Series 2019-1A, Class C, (3 mo. LIBOR US + 3.75%), 4.17%, 11/14/32		1,000	971,599
Park Avenue Institutional Advisers CLO Ltd., Series 2019-1A, Class C, (3 mo. LIBOR US + 3.88%), 4.24%, 05/15/32(a)(b)		1,500	1,369,043
Recette CLO Ltd., Series 2015-1A, Class CR, (3 mo. LIBOR US + 1.70%), 2.84%, 10/20/27(a)(b)		1,500	1,443,121
Regatta VII Funding Ltd., Series 2016-1A, Class DR, (3 mo. LIBOR US + 2.75%), 3.06%, 12/20/28(a)(b)		500	447,598
Regatta XVI Funding Ltd., Series 2019-2A(a)(b):
Class C, (3 mo. LIBOR US + 2.70%), 2.98%, 01/15/33		1,000	969,205
Class D, (3 mo. LIBOR US + 3.90%), 4.18%, 01/15/33		1,000	924,225

Security	Par (000)		Value

Asset-Backed Securities (continued)
Rockford Tower CLO Ltd., Series 2017-3A(a)(b):
Class A, (3 mo. LIBOR US + 1.19%), 2.33%, 10/20/30	USD	2,000	$1,962,121
Class D, (3 mo. LIBOR US + 2.65%), 3.79%, 10/20/30		1,000	881,704
RR 5 Ltd., Series 2018-5A, Class C, (3 mo. LIBOR US + 3.10%), 3.38%, 10/15/31(a)(b)		650	579,244
Sound Point CLO XXI Ltd., Series 2018-3A, Class A1A, (3 mo. LIBOR US + 1.18%), 2.17%, 10/26/31(a)(b)		1,400	1,368,245
Stewart Park CLO Ltd., Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.60%), 2.88%, 01/15/30(a)(b)		1,500	1,303,200
Tiaa CLO III Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.15%), 1.43%, 01/16/31(a)(b)		2,500	2,432,525
TICP CLO IX Ltd., Series 2017-9A, Class A, (3 mo. LIBOR US + 1.14%), 2.28%, 01/20/31(a)(b)		1,000	976,708
TICP CLO XIII Ltd., Series 2019-13A, Class D, (3 mo. LIBOR US + 3.45%), 3.73%, 07/15/32(a)(b)		500	471,115
York CLO Ltd.(a)(b):
Series 2014-1A, Class ARR, (3 mo. LIBOR US + 1.12%), 2.22%, 10/22/29		2,000	1,950,399
Series 2015-1A, Class CR, (3 mo. LIBOR US + 1.85%), 2.95%, 01/22/31		1,500	1,393,491
Series 2015-1A, Class DR, (3 mo. LIBOR US + 2.60%), 3.70%, 01/22/31		1,800	1,518,707

Total Asset-Backed Securities — 6.7% (Cost — $97,242,856)			91,663,575

Corporate Bonds — 106.7%

Aerospace & Defense — 4.0%
Boeing Co., 5.15%, 05/01/30		6,775	7,554,328
Bombardier, Inc.(a):
8.75%, 12/01/21(d)		2,297	1,866,312
5.75%, 03/15/22		280	206,654
6.00%, 10/15/22		5	3,500
6.13%, 01/15/23		52	35,766
7.50%, 12/01/24		166	108,730
7.50%, 03/15/25		114	74,396
7.88%, 04/15/27(d)		1,838	1,203,890
CenturyLink, Inc., 4.00%, 02/15/27(a)		1,542	1,497,667
General Dynamics Corp., 4.25%, 04/01/50		1,260	1,630,669
General Electric Co., 3.63%, 05/01/30		2,340	2,342,646
Global Aircraft Leasing Co. Ltd., (6.5% Cash or 7.25% PIK), 6.50%, 09/15/24(a)(e)		304	215,840
Howmet Aerospace, Inc., 5.13%, 10/01/24		1,149	1,190,203
Kratos Defense & Security Solutions, Inc., 6.50%, 11/30/25(a)		1,010	1,047,875
Lockheed Martin Corp., 2.80%, 06/15/50		1,965	2,067,846
Moog, Inc., 4.25%, 12/15/27(a)		320	310,400
Northrop Grumman Corp.:
4.03%, 10/15/47		2,400	2,909,210
5.25%, 05/01/50		3,050	4,375,104
Raytheon Technologies Corp.:
4.63%, 11/16/48		2,805	3,641,652
3.13%, 07/01/50		3,545	3,767,578
Signature Aviation US Holdings, Inc.(a):
5.38%, 05/01/26		441	441,309
4.00%, 03/01/28		541	488,929
TransDigm, Inc.(a):
8.00%, 12/15/25		1,596	1,677,380
6.25%, 03/15/26(d)		15,876	15,836,628
Wolverine Escrow LLC(a):
8.50%, 11/15/24		435	330,600
9.00%, 11/15/26		249	179,280

			55,004,392

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Air Freight & Logistics — 0.5%
FedEx Corp., 5.25%, 05/15/50	USD	6,000	$7,357,987
XPO Logistics, Inc., 6.75%, 08/15/24(a)		43	45,047

			7,403,034

Airlines — 0.9%
American Airlines Group, Inc.(f):
5.18%, 08/15/23		2,137	1,920,521
5.18%, 10/15/23		2,083	1,720,789
Delta Air Lines Pass-Through Trust, Series 2002-1, Class G-1, 6.72%, 01/02/23		2,130	2,086,427
Delta Air Lines, Inc., 7.00%, 05/01/25(a)		174	179,615
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(a)(g)		2,253	2,258,633
Turkish Airlines Pass-Through Trust, Series 2015-1 Class A, 4.20%, 03/15/27(a)		2,143	1,590,739
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 04/11/22(d)		2,289	2,032,916

			11,789,640

Auto Components — 1.5%
Allison Transmission, Inc.(a):
5.00%, 10/01/24		385	384,038
5.88%, 06/01/29		1,049	1,090,960
BorgWarner, Inc., 2.65%, 07/01/27		2,710	2,780,446
Clarios Global LP, 6.75%, 05/15/25(a)		552	574,080
Clarios Global LP/Clarios US Finance Co., 6.25%, 05/15/26(a)(d)		5,334	5,500,688
Ford Motor Credit Co. LLC, 5.13%, 06/16/25		1,070	1,070,428
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
4.75%, 09/15/24		520	488,904
6.38%, 12/15/25		316	312,840
6.25%, 05/15/26		782	782,547
5.25%, 05/15/27		1,995	1,925,175
Panther BF Aggregator 2 LP/Panther Finance Co., Inc., 8.50%, 05/15/27(a)		4,855	4,879,032
Tesla, Inc., 5.30%, 08/15/25(a)		703	703,000

			20,492,138

Automobiles — 0.8%
Ford Motor Co., 7.45%, 07/16/31(d)		3,660	3,852,150
General Motors Co.:
4.88%, 10/02/23		1,875	1,999,536
6.25%, 10/02/43		940	998,913
5.95%, 04/01/49(d)		3,455	3,632,093

			10,482,692

Banks — 4.3%
Barclays PLC:
4.84%, 05/09/28(d)		4,000	4,366,785
(3 mo. LIBOR US + 1.90%), 4.97%, 05/16/29(h)		3,220	3,772,685
CIT Group, Inc., 5.00%, 08/01/23		370	377,363
Credit Suisse AG, 6.50%, 08/08/23(a)(d)		6,000	6,541,560
Fifth Third Bancorp(3 mo. LIBOR US + 3.03%), 5.10%(h)(i)		5,000	4,350,000
HSBC Finance Corp., 6.68%, 01/15/21(d)		5,150	5,257,219
Intesa Sanpaolo SpA, 5.71%, 01/15/26(a)(d)		9,840	10,368,963
Lloyds Banking Group PLC, 4.65%, 03/24/26(d)		8,650	9,619,952
RBC USA Holdco Corp., 5.25%, 09/15/20(d)		2,900	2,929,107
Santander Holdings USA, Inc., 4.40%, 07/13/27		830	899,499
Truist Financial Corp., Series L, (3 mo. LIBOR US + 3.10%), 5.05%(h)(i)		5,270	4,703,475
Wells Fargo & Co., 5.61%, 01/15/44(d)		4,119	5,681,267

			58,867,875

Beverage: Soft Drinks — 0.1%
Energizer Holdings, Inc., 4.75%, 06/15/28(a)(g)		693	679,812

Security	Par (000)		Value

Beverages — 1.5%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46	USD	6,170	$7,550,139
Anheuser-Busch InBev Worldwide, Inc., 5.55%, 01/23/49(d)		5,000	6,665,946
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(a):
5.25%, 04/30/25		472	483,795
5.25%, 08/15/27		1,437	1,411,680
Crown Cork & Seal Co., Inc., 7.38%, 12/15/26		151	176,670
Keurig Dr. Pepper, Inc., 4.60%, 05/25/28(d)		3,215	3,856,205

			20,144,435

Biotechnology — 0.6%
Baxalta, Inc., 5.25%, 06/23/45(d)		6,000	8,040,792

Building Products — 0.3%
Jeld-Wen, Inc.(a):
4.63%, 12/15/25		62	59,520
4.88%, 12/15/27		13	12,480
Masonite International Corp.(a):
5.75%, 09/15/26		282	290,460
5.38%, 02/01/28		271	277,098
Standard Industries, Inc.(a):
6.00%, 10/15/25		1,965	2,022,516
5.00%, 02/15/27		303	306,787
4.38%, 07/15/30		1,046	1,043,385

			4,012,246

Cable Television Services — 0.1%
ViaSat, Inc., 6.50%, 07/15/28(a)		690	690,145

Capital Markets — 0.1%
LABL Escrow Issuer LLC, 6.75%, 07/15/26(a)		742	771,910
State Street Corp.(SOFR + 2.65%), 3.15%, 03/30/31(a)(h)		840	941,508

			1,713,418

Chemicals — 2.3%
Atotech Alpha 2 BV, (8.75% Cash or 9.50% PIK), 8.75%, 06/01/23(a)(e)		500	498,750
Axalta Coating Systems LLC, 4.88%, 08/15/24(a)		715	723,937
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27(a)		372	373,934
Chemours Co., 6.63%, 05/15/23		381	365,760
DuPont de Nemours, Inc., 5.42%, 11/15/48(d)		7,500	9,878,885
Element Solutions, Inc., 5.88%, 12/01/25(a)		4,507	4,550,662
GCP Applied Technologies, Inc., 5.50%, 04/15/26(a)		299	298,253
LYB Finance Co. BV, 8.10%, 03/15/27(a)(d)		6,000	8,033,730
NOVA Chemicals Corp., 4.88%, 06/01/24(a)		240	223,800
PQ Corp., 6.75%, 11/15/22(a)		935	952,391
Valvoline, Inc., 4.25%, 02/15/30(a)		588	579,180
WESCO Distribution, Inc.(a):
7.13%, 06/15/25		1,485	1,563,898
7.25%, 06/15/28		1,354	1,431,855
WR Grace & Co-Conn(a):
5.63%, 10/01/24		1,493	1,571,382
4.88%, 06/15/27		623	631,118

			31,677,535

Commercial Services & Supplies — 1.2%
ADT Security Corp.:
4.13%, 06/15/23		174	174,435
4.88%, 07/15/32(a)		1,140	1,037,400
Aviation Capital Group LLC, 6.75%, 04/06/21(a)		7,850	7,870,484
Clean Harbors, Inc., 5.13%, 07/15/29(a)		1,278	1,325,490
Garda World Security Corp., 9.50%, 11/01/27(a)		346	365,895

14	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Commercial Services & Supplies (continued)
GFL Environmental, Inc.(a)(d):
7.00%, 06/01/26	USD	1,005	$1,040,175
5.13%, 12/15/26		1,784	1,846,440
8.50%, 05/01/27		562	611,175
KAR Auction Services, Inc., 5.13%, 06/01/25(a)		446	439,310
United Rentals North America, Inc.:
4.63%, 10/15/25		461	463,305
3.88%, 11/15/27		381	380,048
4.88%, 01/15/28		777	796,425

			16,350,582

Communications Equipment — 0.4%
CommScope Technologies LLC, 6.00%, 06/15/25(a)		726	701,098
CommScope, Inc.(a):
5.50%, 03/01/24		1,114	1,125,140
5.50%, 06/15/24		90	91,650
6.00%, 03/01/26		1,084	1,111,100
Nokia OYJ, 6.63%, 05/15/39		324	384,847
ViaSat, Inc., 5.63%, 04/15/27(a)		1,286	1,316,543

			4,730,378

Construction & Engineering — 0.1%
Brand Industrial Services, Inc., 8.50%, 07/15/25(a)		984	885,600
frontdoor, Inc., 6.75%, 08/15/26(a)		272	289,000
SRS Distribution, Inc., 8.25%, 07/01/26(a)		674	684,110

			1,858,710

Construction Materials — 0.7%
American Builders & Contractors Supply Co., Inc.(a):
5.88%, 05/15/26		101	99,990
4.00%, 01/15/28		764	742,432
Core & Main LP, 6.13%, 08/15/25(a)		2,671	2,662,052
HD Supply, Inc., 5.38%, 10/15/26(a)(d)		5,161	5,270,671
Williams Scotsman International, Inc., 6.88%, 08/15/23(a)		951	976,164

			9,751,309

Consumer Finance — 1.6%
Ally Financial, Inc., 8.00%, 11/01/31		3,727	4,809,040
Global Payments, Inc., 2.90%, 05/15/30		4,715	4,947,707
Navient Corp.:
7.25%, 09/25/23		498	486,740
6.13%, 03/25/24		59	56,050
5.00%, 03/15/27		329	276,360
OneMain Finance Corp.:
6.63%, 01/15/28		506	500,940
5.38%, 11/15/29		57	53,295
Refinitiv US Holdings, Inc.(a):
6.25%, 05/15/26(d)		3,506	3,716,360
8.25%, 11/15/26		1,389	1,504,245
Springleaf Finance Corp., 7.13%, 03/15/26		1,231	1,274,073
Verscend Escrow Corp., 9.75%, 08/15/26(a)		3,791	4,072,861

			21,697,671

Containers & Packaging — 0.9%
ARD Finance SA, (6.50% Cash or 7.25% PIK), 13%, 06/30/27(a)(e)		2,049	2,027,229
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.(a):
4.13%, 08/15/26		1,315	1,293,763
5.25%, 08/15/27		225	221,035
Ball Corp.:
5.25%, 07/01/25		30	32,813
4.88%, 03/15/26		352	382,800
Berry Global, Inc., 4.88%, 07/15/26(a)		836	848,540

Security	Par (000)		Value

Containers & Packaging (continued)
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26	USD	224	$229,040
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26		526	536,010
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, 7.00%, 07/15/24(a)		652	653,832
Sealed Air Corp., 6.88%, 07/15/33(a)		182	215,215
Trivium Packaging Finance BV(a)(d):
5.50%, 08/15/26		2,830	2,854,762
8.50%, 08/15/27		2,517	2,690,044

			11,985,083

County/City/Special District/School District — 0.0%
Hanesbrands, Inc., 5.38%, 05/15/25(a)		273	276,071

Diversified Consumer Services — 0.3%
Ascend Learning LLC, 6.88%, 08/01/25(a)		1,611	1,620,064
Prime Security Services Borrower LLC/Prime Finance, Inc.(a):
5.75%, 04/15/26		252	261,324
6.25%, 01/15/28		712	671,060
Service Corp. International, 5.13%, 06/01/29		468	503,568
ServiceMaster Co. LLC, 5.13%, 11/15/24(a)		413	418,679

			3,474,695

Diversified Financial Services — 5.3%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,(a)(d)
6.63%, 07/15/26		4,940	5,187,000
9.75%, 07/15/27		1,203	1,267,661
Altice France Holding SA(a):
10.50%, 05/15/27		4,098	4,514,152
6.00%, 02/15/28		934	882,051
Citigroup, Inc.(d):
6.68%, 09/13/43		4,125	6,367,401
Series V, (SOFR + 3.23%), 4.70%(h)(i)		5,465	4,857,019
F-Brasile SpA/F-Brasile US LLC, Series XR, 7.38%, 08/15/26(a)		516	395,875
Ford Motor Credit Co. LLC:
5.88%, 08/02/21(d)		9,420	9,511,374
4.06%, 11/01/24		200	191,006
General Motors Financial Co., Inc.:
4.25%, 05/15/23		931	972,154
2.75%, 06/20/25		4,235	4,182,934
Jefferies Financial Group, Inc., 5.50%, 10/18/23(d)		4,000	4,338,694
Murphy Oil USA, Inc., 4.75%, 09/15/29		383	391,618
Picasso Finance Sub, Inc., 6.13%, 06/15/25(a)		1,015	1,037,837
Royal Bank of Scotland Group PLC:
6.10%, 06/10/23		2,500	2,767,648
6.00%, 12/19/23(d)		10,080	11,291,068
5.13%, 05/28/24(d)		5,250	5,742,907
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, 06/01/25(a)		1,910	1,933,875
UniCredit SpA (5 year USD ICE Swap + 4.75%), 5.46%, 06/30/35(a)(h)		6,135	6,184,881
WMG Acquisition Corp., 3.88%, 07/15/30(a)		437	441,392

			72,458,547

Diversified Telecommunication Services — 7.1%
AT&T, Inc.:
6.30%, 01/15/38(d)		12,000	16,328,416
5.15%, 03/15/42		250	312,051
4.65%, 06/01/44		28	32,005
4.35%, 06/15/45		367	412,999
4.85%, 07/15/45		97	115,264

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified Telecommunication Services (continued)
CenturyLink, Inc.:
5.63%, 04/01/25(d)	USD	1,909	$1,973,906
5.13%, 12/15/26(a)		1,827	1,822,433
Series P, 7.60%, 09/15/39		621	668,351
Series S, 6.45%, 06/15/21		1,176	1,202,695
Series U, 7.65%, 03/15/42		1,231	1,320,248
Series Y, 7.50%, 04/01/24(d)		564	619,734
Frontier Communications Corp., 8.00%, 04/01/27(a)(l)		3,948	4,003,825
Level 3 Financing, Inc.:
5.38%, 08/15/22		1,761	1,762,585
5.38%, 05/01/25		614	627,048
4.63%, 09/15/27(a)		1,175	1,183,813
Telecom Italia Capital SA:
6.38%, 11/15/33		64	72,160
6.00%, 09/30/34		693	753,291
7.20%, 07/18/36		69	82,110
7.72%, 06/04/38		172	216,417
Telecom Italia SpA, 5.30%, 05/30/24(a)		1,662	1,734,413
Telefonica Emisiones SA, 5.21%, 03/08/47		5,000	6,227,637
Telesat Canada/Telesat LLC, 4.88%, 06/01/27(a)		1,566	1,534,680
Verizon Communications, Inc.(d):
5.15%, 09/15/23		8,775	9,992,307
6.40%, 09/15/33		9,475	13,268,673
6.55%, 09/15/43		13,225	21,029,280
5.01%, 04/15/49		6,998	9,760,059

			97,056,400

Electric Utilities — 3.3%
Emera, Inc., Series 16-A, (3 mo. LIBOR US + 5.44%), 6.75%, 06/15/76(h)		7,500	8,111,325
Midland Cogeneration Venture LP, 5.25%, 03/15/25(a)(d)		2,765	2,768,541
NextEra Energy Capital Holdings, Inc.(3 mo. LIBOR US + 2.41%), 4.80%, 12/01/77(h)		5,000	5,172,525
NextEra Energy Operating Partners LP(a):
4.25%, 07/15/24		1,215	1,228,669
4.25%, 09/15/24		290	291,728
4.50%, 09/15/27		108	112,896
Oncor Electric Delivery Co. LLC, 5.30%, 06/01/42		2,750	3,822,147
PG&E Corp., 5.25%, 07/01/30		795	799,531
Progress Energy, Inc., 7.00%, 10/30/31(d)		12,000	16,815,386
Puget Energy, Inc.:
6.00%, 09/01/21		275	290,092
5.63%, 07/15/22(d)		5,550	5,915,287

			45,328,127

Electronic Equipment, Instruments & Components — 0.3%
CDW LLC/CDW Finance Corp.:
5.50%, 12/01/24		2,153	2,340,935
4.13%, 05/01/25		487	487,609
5.00%, 09/01/25		532	547,295

			3,375,839

Energy Equipment & Services — 0.2%
Archrock Partners LP/Archrock Partners Finance Corp.(a):
6.88%, 04/01/27		231	217,602
6.25%, 04/01/28		60	54,600
Gates Global LLC/Gates Global Co., 6.25%, 01/15/26(a)		714	701,505
USA Compression Partners LP/USA Compression Finance Corp.:
6.88%, 04/01/26		655	632,894
6.88%, 09/01/27		815	782,400

			2,389,001

Security	Par (000)		Value

Environmental, Maintenance, & Security Service — 0.1%
Tervita Corp., 7.63%, 12/01/21(a)	USD	415	$325,775
Waste Pro USA, Inc., 5.50%, 02/15/26(a)		1,010	964,035

			1,289,810

Equity Real Estate Investment Trusts (REITs) — 2.3%
American Tower Corp., 3.60%, 01/15/28		4,000	4,462,749
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL, 5.75%, 05/15/26(a)		383	323,635
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25(a)		183	172,935
Hilton Domestic Operating Co., Inc.(a):
5.38%, 05/01/25		319	319,000
5.75%, 05/01/28		451	455,510
Host Hotels & Resorts LP, 3.75%, 10/15/23(d)		3,600	3,674,279
Iron Mountain, Inc.(a):
4.88%, 09/15/27		892	868,977
4.88%, 09/15/29		2	1,945
5.25%, 07/15/30		909	895,365
5.63%, 07/15/32		1,107	1,104,675
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.25%, 02/01/27(a)		178	142,400
Marriott International, Inc., Series EE, 5.75%, 05/01/25		1,295	1,406,833
Marriott Ownership Resorts, Inc./ILG LLC, 6.50%, 09/15/26		186	187,395
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 05/01/24		4,627	4,789,038
4.63%, 06/15/25(a)		958	936,809
4.50%, 09/01/26		1,658	1,641,917
4.50%, 01/15/28		430	408,500
MPT Operating Partnership LP/MPT Finance Corp.:
5.00%, 10/15/27		2,841	2,919,127
4.63%, 08/01/29		1,047	1,052,235
Ryman Hospitality Properties, Inc., 4.75%, 10/15/27(a)		1,230	1,094,700
SBA Communications Corp., 4.88%, 09/01/24		2,995	3,066,131
VICI Properties LP/VICI Note Co., Inc., 4.63%, 12/01/29(a)		1,298	1,265,550

			31,189,705

Food & Staples Retailing — 1.9%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertson’s LLC:
6.63%, 06/15/24		425	435,625
5.75%, 03/15/25		307	313,717
4.63%, 01/15/27(a)		1,740	1,740,000
5.88%, 02/15/28(a)		928	957,483
4.88%, 02/15/30(a)		389	397,998
General Mills, Inc., 4.20%, 04/17/28		620	733,918
Kraft Heinz Foods Co.(a):
3.88%, 05/15/27		127	132,713
4.25%, 03/01/31		2,908	3,083,333
7.13%, 08/01/39(d)		4,415	5,556,880
4.63%, 10/01/39		100	100,416
5.50%, 06/01/50		2,866	3,055,039
Lamb Weston Holdings, Inc., 4.88%, 05/15/28(a)		734	777,680
Post Holdings, Inc., 4.63%, 04/15/30(a)		1,670	1,634,596
Walmart, Inc., 5.25%, 09/01/35(d)		5,150	7,489,664

			26,409,062

Food Products — 1.0%
Aramark Services, Inc.(a):
5.00%, 04/01/25		1,367	1,346,495
6.38%, 05/01/25		1,038	1,071,870
5.00%, 02/01/28		284	269,800
Darling Ingredients, Inc., 5.25%, 04/15/27(a)		479	492,307
General Mills, Inc., 2.88%, 04/15/30		725	789,367

16	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Food Products (continued)
JBS USA LUX SA/JBS USA Finance, Inc.(a):
5.88%, 07/15/24	USD	537	$544,384
5.75%, 06/15/25		2,093	2,111,314
6.75%, 02/15/28		399	420,696
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.(a):
6.50%, 04/15/29		2,713	2,879,171
5.50%, 01/15/30		2,054	2,105,350
Kraft Heinz Foods Co.:
5.00%, 07/15/35		297	326,784
5.00%, 06/04/42		12	12,643
5.20%, 07/15/45		9	9,760
4.38%, 06/01/46		219	215,297
4.88%, 10/01/49(a)		479	487,773
Post Holdings, Inc., 5.63%, 01/15/28(a)		428	442,980
Simmons Foods, Inc., 7.75%, 01/15/24(a)		395	412,064

			13,938,055

Health Care Equipment & Supplies — 0.7%
Avantor, Inc.(a):
6.00%, 10/01/24(d)		5,881	6,145,645
9.00%, 10/01/25		1,616	1,737,200
Hologic, Inc., 4.63%, 02/01/28(a)		226	234,475
Medtronic, Inc., 4.63%, 03/15/45(d)		647	871,372

			8,988,692

Health Care Providers & Services — 4.9%
Acadia Healthcare Co., Inc., 5.13%, 07/01/22		175	175,053
Aetna, Inc., 3.88%, 08/15/47		3,500	3,948,506
AHP Health Partners, Inc., 9.75%, 07/15/26(a)		402	413,055
Anthem, Inc., 4.55%, 03/01/48(d)		5,000	6,358,536
Centene Corp.:
5.25%, 04/01/25(a)		776	799,024
5.38%, 08/15/26(a)		1,457	1,515,586
4.25%, 12/15/27		2,529	2,609,700
4.63%, 12/15/29		4,138	4,365,590
3.38%, 02/15/30		1,019	1,028,894
CHS/Community Health Systems, Inc.(a):
8.63%, 01/15/24		1,343	1,313,293
6.63%, 02/15/25		425	399,500
8.00%, 03/15/26		1,340	1,266,568
Encompass Health Corp., 5.75%, 11/01/24		372	372,000
HCA, Inc.:
5.38%, 09/01/26		665	724,019
5.63%, 09/01/28		1,297	1,447,776
5.88%, 02/01/29		420	475,268
3.50%, 09/01/30		3,152	3,035,918
5.25%, 06/15/49		3,500	4,193,228
LifePoint Health, Inc.(a):
6.75%, 04/15/25		409	422,292
4.38%, 02/15/27		491	463,995
MEDNAX, Inc.(a):
5.25%, 12/01/23		323	321,385
6.25%, 01/15/27		245	245,000
Molina Healthcare, Inc.:
5.38%, 11/15/22		295	300,900
4.38%, 06/15/28(a)		568	567,290
MPH Acquisition Holdings LLC, 7.13%, 06/01/24(a)		1,575	1,464,750
Polaris Intermediate Corp., (8.50% Cash or 9.25% PIK), 8.50%, 12/01/22(a)(e)		1,054	927,274
Surgery Center Holdings, Inc.(a):
6.75%, 07/01/25		375	338,437
10.00%, 04/15/27		514	514,000
Teleflex, Inc., 4.25%, 06/01/28(a)		906	928,650

Security	Par (000)		Value

Health Care Providers & Services (continued)
Tenet Healthcare Corp.:
8.13%, 04/01/22	USD	1,108	$1,163,400
4.63%, 07/15/24		1,145	1,121,860
4.63%, 09/01/24(a)		882	862,155
7.50%, 04/01/25(a)		387	411,671
4.88%, 01/01/26(a)(d)		4,096	3,988,480
6.25%, 02/01/27(a)		297	294,773
5.13%, 11/01/27(a)		2,318	2,287,171
4.63%, 06/15/28(a)		311	302,976
UnitedHealth Group, Inc., 6.88%, 02/15/38(d)		10,000	15,573,985

			66,941,958

Health Care Technology — 0.2%
Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75%, 03/01/25(a)		650	641,875
IQVIA, Inc.(a):
5.00%, 10/15/26		554	569,900
5.00%, 05/15/27		1,192	1,221,427

			2,433,202

Hotels, Restaurants & Leisure — 2.6%
1011778 BC ULC/New Red Finance, Inc.(a):
4.25%, 05/15/24		306	306,542
5.75%, 04/15/25		654	686,700
5.00%, 10/15/25(d)		1,619	1,609,464
3.88%, 01/15/28		1,559	1,512,495
4.38%, 01/15/28		2,509	2,459,297
Boyd Gaming Corp.:
6.38%, 04/01/26		416	395,200
6.00%, 08/15/26		330	308,451
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25(a)		1,111	1,116,555
Churchill Downs, Inc.(a):
5.50%, 04/01/27		2,042	1,998,710
4.75%, 01/15/28		282	272,130
Colt Merger Sub, Inc.(a)(g):
5.75%, 07/01/25		1,048	1,053,974
6.25%, 07/01/25		3,608	3,585,450
8.13%, 07/01/27		1,921	1,856,166
Eldorado Resorts, Inc., 6.00%, 09/15/26		180	194,458
Golden Nugget, Inc., 6.75%, 10/15/24(a)		1,562	1,122,687
Hilton Domestic Operating Co., Inc.:
4.25%, 09/01/24		633	614,137
5.13%, 05/01/26		1,492	1,485,480
4.88%, 01/15/30		1,979	1,949,315
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC(a):
5.00%, 06/01/24		600	611,250
5.25%, 06/01/26		399	408,975
Las Vegas Sands Corp.:
3.50%, 08/18/26		96	95,728
3.90%, 08/08/29		88	86,811
Lions Gate Capital Holdings LLC, 6.38%, 02/01/24(a)		253	246,675
McDonald’s Corp., 4.20%, 04/01/50(d)		480	581,966
MGM Resorts International:
7.75%, 03/15/22		1,059	1,080,180
6.00%, 03/15/23		1,335	1,348,350
Scientific Games International, Inc.(a):
8.63%, 07/01/25(g)		442	413,137
5.00%, 10/15/25		270	249,280
8.25%, 03/15/26		1,763	1,581,191
7.00%, 05/15/28		451	360,800
7.25%, 11/15/29		218	174,400

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Six Flags Theme Parks, Inc., 7.00%, 07/01/25(a)	USD	1,648	$1,703,620
Vail Resorts, Inc., 6.25%, 05/15/25(a)		341	356,771
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27(a)		602	520,429
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.13%, 10/01/29(a)		850	759,687
Yum! Brands, Inc.(a):
7.75%, 04/01/25		909	980,584
4.75%, 01/15/30		568	576,520

			34,663,565

Household Durables — 0.5%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp., 4.88%, 02/15/30(a)		770	643,412
CD&R Smokey Buyer, Inc., 6.75%, 07/15/25(a)(g)		507	527,128
Lennar Corp.:
2.95%, 11/29/20		520	520,572
8.38%, 01/15/21		1,515	1,562,344
4.75%, 11/15/22		1,605	1,661,175
4.88%, 12/15/23		466	491,630
4.75%, 05/30/25		134	143,045
5.25%, 06/01/26		890	961,200
Mattamy Group Corp., 4.63%, 03/01/30(a)		524	503,040
PulteGroup, Inc.:
5.00%, 01/15/27		106	113,420
7.88%, 06/15/32		56	71,557
Toll Brothers Finance Corp., 4.35%, 02/15/28		35	36,312

			7,234,835

Household Products — 0.1%
Energizer Holdings, Inc.(a):
6.38%, 07/15/26		198	204,724
7.75%, 01/15/27(d)		236	251,640
Spectrum Brands, Inc., 5.75%, 07/15/25		1,002	1,028,322

			1,484,686

Independent Power and Renewable Electricity Producers — 1.1%
Calpine Corp.:
5.75%, 01/15/25		674	680,598
5.25%, 06/01/26(a)		1,351	1,364,118
4.50%, 02/15/28(a)		1,386	1,351,350
5.13%, 03/15/28(a)		3,575	3,503,500
Clearway Energy Operating LLC:
5.75%, 10/15/25		545	562,713
4.75%, 03/15/28(a)		1,032	1,052,578
NRG Energy, Inc.:
6.63%, 01/15/27		2,688	2,805,600
5.75%, 01/15/28		52	54,860
5.25%, 06/15/29(a)		1,882	1,976,100
TerraForm Power Operating LLC(a):
4.25%, 01/31/23		370	374,625
5.00%, 01/31/28		378	394,065
4.75%, 01/15/30		562	570,430

			14,690,537

Industrial Conglomerates — 0.1%
BWX Technologies, Inc., 5.38%, 07/15/26(a)		737	759,390
Vertical US Newco, Inc., 5.25%, 07/15/27(a)(g)		870	870,000

			1,629,390

Insurance — 2.8%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, 10/15/27(a)		2,837	2,827,411
Aon PLC, 4.25%, 12/12/42(d)		6,500	7,161,831
Global Atlantic Fin Co., 8.63%, 04/15/21(a)(d)		3,400	3,557,840
HUB International Ltd., 7.00%, 05/01/26(a)		1,724	1,720,380

Security	Par (000)		Value

Insurance (continued)
Nationstar Mortgage Holdings, Inc., 8.13%, 07/15/23(a)	USD	74	$75,939
Northwestern Mutual Life Insurance Co., 6.06%, 03/30/40(a)(d)		12,000	17,084,688
Progressive Corp., Series B, (3 mo. LIBOR US + 2.54%), 5.38%(h)(i)		5,000	4,950,000

			37,378,089

Interactive Media & Services — 0.8%
Booking Holdings, Inc., 3.55%, 03/15/28		3,375	3,686,804
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27(a)		370	376,475
Match Group, Inc., 4.13%, 08/01/30(a)		517	506,174
Netflix, Inc.:
3.63%, 06/15/25(a)		210	211,575
5.88%, 11/15/28		1,682	1,915,377
5.38%, 11/15/29(a)		1,934	2,118,117
4.88%, 06/15/30(a)		395	423,637
Rackspace Hosting, Inc., 8.63%, 11/15/24(a)(d)		527	529,635
Sabre GLBL, Inc., 5.25%, 11/15/23(a)		36	33,120
Twitter, Inc., 3.88%, 12/15/27(a)		299	299,030
Uber Technologies, Inc.(a):
7.50%, 11/01/23		706	713,060
8.00%, 11/01/26		47	47,823
7.50%, 09/15/27		552	553,380

			11,414,207

Internet & Direct Marketing Retail — 0.6%
Booking Holdings, Inc., 4.63%, 04/13/30		2,185	2,578,999
Expedia Group, Inc., 6.25%, 05/01/25(a)(d)		5,550	5,912,266

			8,491,265

Internet Software & Services — 0.1%
Uber Technologies, Inc., 7.50%, 05/15/25(a)		1,590	1,601,925

IT Services — 0.7%
Banff Merger Sub, Inc., 9.75%, 09/01/26(a)		2,404	2,419,025
Camelot Finance SA, 4.50%, 11/01/26(a)		1,575	1,575,000
Fidelity National Information Services, Inc., 5.00%, 10/15/25		538	644,330
Gartner, Inc.(a):
5.13%, 04/01/25		399	408,596
4.50%, 07/01/28		746	754,728
Leidos, Inc., 4.38%, 05/15/30(a)		2,215	2,495,087
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, 08/15/27(a)		920	828,000
WEX, Inc., 4.75%, 02/01/23(a)		610	605,644

			9,730,410

Leisure Products — 0.1%
Mattel, Inc.:
6.75%, 12/31/25(a)(d)		746	773,975
5.88%, 12/15/27(a)		503	518,090
6.20%, 10/01/40		44	38,060
5.45%, 11/01/41		202	167,595

			1,497,720

Machinery — 0.3%
Colfax Corp.(a):
6.00%, 02/15/24		734	756,938
6.38%, 02/15/26		894	934,230
RBS Global, Inc./Rexnord LLC, 4.88%, 12/15/25(a)		878	882,390
Titan Acquisition Ltd./Titan Co-Borrower LLC, 7.75%, 04/15/26(a)		1,160	1,097,650

			3,671,208

Media — 9.9%
Altice Financing SA (a):
7.50%, 05/15/26		2,172	2,275,170
5.00%, 01/15/28		863	857,270

18	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Media (continued)
Altice France SA(a):
7.38%, 05/01/26(d)	USD	6,371	$6,643,679
8.13%, 02/01/27		1,112	1,216,250
CCO Holdings LLC/CCO Holdings Capital Corp.(a):
5.13%, 05/01/27(d)		3,844	3,977,002
5.00%, 02/01/28		162	167,265
5.38%, 06/01/29		1,983	2,092,065
4.75%, 03/01/30		353	361,186
4.50%, 08/15/30		4,099	4,180,980
4.50%, 05/01/32		3,664	3,709,800
Charter Communications Operating LLC/Charter Communications Operating Capital:
6.38%, 10/23/35		479	632,986
6.48%, 10/23/45(d)		9,584	12,672,413
5.38%, 05/01/47		1,500	1,771,376
6.83%, 10/23/55		3,540	4,769,831
Clear Channel Worldwide Holdings, Inc.:
9.25%, 02/15/24		1,258	1,166,921
5.13%, 08/15/27(a)(d)		6,050	5,808,000
Comcast Corp.:
3.75%, 04/01/40		545	638,135
4.95%, 10/15/58		3,795	5,397,543
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(a)(d)		4,846	4,591,585
Cox Communications, Inc., 8.38%, 03/01/39(a)		5,000	8,168,117
CSC Holdings LLC:
5.38%, 07/15/23(a)		2,432	2,466,534
5.25%, 06/01/24		1,061	1,116,703
7.75%, 07/15/25(a)(d)		4,129	4,294,573
6.63%, 10/15/25(a)		1,072	1,113,540
10.88%, 10/15/25(a)		620	666,500
5.50%, 05/15/26(a)		1,691	1,735,592
5.38%, 02/01/28(a)		800	836,000
7.50%, 04/01/28(a)		877	957,026
5.75%, 01/15/30(a)		406	422,849
4.13%, 12/01/30(a)		1,505	1,491,831
4.63%, 12/01/30(a)		896	870,339
Diamond Sports Group LLC/Diamond Sports Finance Co., 5.38%, 08/15/26(a)		1,332	964,035
Discovery Communications LLC, 4.88%, 04/01/43		4,000	4,562,928
DISH DBS Corp.:
5.88%, 07/15/22		2,545	2,587,756
5.88%, 11/15/24		164	163,180
7.75%, 07/01/26		1,883	1,995,980
Dolya Holdco 18 DAC, 5.00%, 07/15/28(a)		1,652	1,630,854
Fox Corp., 3.05%, 04/07/25		475	514,057
Gray Television, Inc., 7.00%, 05/15/27(a)		415	425,375
Hughes Satellite Systems Corp., 5.25%, 08/01/26		351	363,004
iHeartCommunications, Inc.:
6.38%, 05/01/26		370	366,282
5.25%, 08/15/27(a)		376	360,020
4.75%, 01/15/28(a)		184	169,740
Intelsat Jackson Holdings SA, 8.00%, 02/15/24(a)(l)		1,040	1,054,747
Interpublic Group of Cos., Inc., 5.40%, 10/01/48		2,215	2,441,808
Lamar Media Corp.:
5.75%, 02/01/26		282	290,917
4.00%, 02/15/30(a)		307	293,860
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27(a)		1,155	1,178,100
Live Nation Entertainment, Inc., 6.50%, 05/15/27(a)		2,078	2,140,340
Meredith Corp., 6.88%, 02/01/26		144	119,737
Qualitytech LP/QTS Finance Corp., 4.75%, 11/15/25(a)		105	107,154

Security	Par (000)		Value

Media (continued)
Sirius XM Radio, Inc.(a):
5.00%, 08/01/27	USD	1,244	$1,271,455
5.50%, 07/01/29		1,669	1,756,823
4.13%, 07/01/30		979	968,192
Telenet Finance Luxembourg Notes Sarl, 5.50%, 03/01/28		1,000	1,042,500
Time Warner Cable LLC, 6.55%, 05/01/37		3,519	4,629,385
Univision Communications, Inc., 5.13%, 05/15/23(a)		750	756,900
ViacomCBS, Inc., 5.85%, 09/01/43		1,300	1,529,746
Videotron Ltd., 5.13%, 04/15/27(a)		999	1,036,592
Virgin Media Secured Finance PLC(a):
5.50%, 08/15/26		487	498,172
5.50%, 05/15/29		1,761	1,840,245
4.50%, 08/15/30		754	754,943
Zayo Group Holdings,Inc.(a):
4.00%, 03/01/27		5,076	4,830,119
6.13%, 03/01/28		2,281	2,218,272
Ziggo Bond Co. BV, 6.00%, 01/15/27(a)		955	969,325
Ziggo BV(a):
5.50%, 01/15/27		874	884,977
4.88%, 01/15/30		682	685,696

			134,472,277

Metals & Mining — 2.9%
AngloGold Ashanti Holdings PLC, 5.13%, 08/01/22		5,000	5,230,625
Arconic Corp.(a):
6.00%, 05/15/25		802	829,068
6.13%, 02/15/28		552	551,862
Big River Steel LLC/BRS Finance Corp., 7.25%, 09/01/25(a)		153	146,115
Commercial Metals Co., 4.88%, 05/15/23(d)		2,194	2,210,455
Constellium SE:
4.63%, 05/15/21	EUR	327	366,936
6.63%, 03/01/25(a)(d)	USD	609	615,863
5.88%, 02/15/26(a)		1,701	1,705,542
Freeport-McMoRan, Inc.:
3.55%, 03/01/22		221	221,000
3.88%, 03/15/23		6,265	6,265,000
4.25%, 03/01/30		2,224	2,157,280
5.40%, 11/14/34		2,250	2,223,984
5.45%, 03/15/43		4,865	4,767,700
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.38%, 12/15/23(a)		817	812,915
Kaiser Aluminum Corp., 4.63%, 03/01/28(a)		1,337	1,278,600
Novelis Corp.(a):
5.88%, 09/30/26		1,876	1,873,655
4.75%, 01/30/30		2,718	2,595,690
Southern Copper Corp., 5.88%, 04/23/45		3,870	4,937,878

			38,790,168

Multi-Utilities — 0.5%
NiSource, Inc., 3.60%, 05/01/30		2,200	2,519,906
Sempra Energy(5 year CMT + 4.55%), 4.88%(h)(i)		4,375	4,402,344

			6,922,250

Multiline Retail — 0.0%
Nordstrom, Inc., 8.75%, 05/15/25(a)		297	319,615

Oil, Gas & Consumable Fuels — 14.6%
Aker BP ASA(a):
4.75%, 06/15/24		1,169	1,176,832
5.88%, 03/31/25		570	579,320
Apache Corp., 3.25%, 04/15/22		21	20,321

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00%, 04/01/22(a)	USD	1,161	$989,753
Buckeye Partners LP:
4.13%, 03/01/25(a)		594	569,806
4.50%, 03/01/28(a)		821	767,635
5.85%, 11/15/43		327	283,771
5.60%, 10/15/44		290	232,000
Callon Petroleum Co.:
6.25%, 04/15/23		326	123,479
6.13%, 10/01/24		16	6,004
8.25%, 07/15/25		817	285,950
Series WI, 6.38%, 07/01/26		106	34,980
Cenovus Energy, Inc.:
3.00%, 08/15/22		183	177,957
3.80%, 09/15/23		104	97,796
5.40%, 06/15/47		77	66,103
Cheniere Energy Partners LP, 5.63%, 10/01/26		380	378,100
Cheniere Energy, Inc., (4.88% PIK), 4.88%, 05/28/21(a)(e)(g)(j)		1,133	1,143,990
Cimarex Energy Co., 4.38%, 06/01/24		38	40,085
CNX Resources Corp.:
5.88%, 04/15/22(d)		2,985	3,454,962
7.25%, 03/14/27(a)		74	68,080
Comstock Resources, Inc., 7.50%, 05/15/25(a)		569	515,656
Concho Resources, Inc., 4.88%, 10/01/47		3,815	4,279,024
Continental Resources, Inc., 4.90%, 06/01/44		3,500	2,786,875
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.63%, 05/01/27(a)		903	752,822
CrownRock LP/CrownRock Finance, Inc., 5.63%, 10/15/25(a)(d)		2,479	2,221,804
CVR Energy, Inc.(a):
5.25%, 02/15/25		526	483,920
5.75%, 02/15/28		175	153,125
DCP Midstream Operating LP:
5.38%, 07/15/25		120	119,100
5.63%, 07/15/27		438	440,738
5.13%, 05/15/29		48	46,050
6.45%, 11/03/36(a)		247	222,300
6.75%, 09/15/37(a)		1,527	1,370,162
Diamondback Energy, Inc.:
4.75%, 05/31/25		2,170	2,321,958
3.50%, 12/01/29		692	670,250
eG Global Finance PLC(a):
6.75%, 02/07/25		503	491,054
8.50%, 10/30/25		587	601,675
El Paso Natural Gas Co. LLC, 8.63%, 01/15/22		2,345	2,576,426
Enbridge, Inc.(3 mo. LIBOR US + 3.64%), 6.25%, 03/01/78(h)		5,000	4,925,000
Endeavor Energy Resources LP/EER Finance, Inc.(a):
6.63%, 07/15/25		450	453,519
5.50%, 01/30/26		1,978	1,893,935
5.75%, 01/30/28		547	525,120
Energy Transfer Operating LP:
5.20%, 02/01/22(d)		10,200	10,673,628
4.25%, 03/15/23		553	584,182
5.88%, 01/15/24(d)		3,366	3,747,377
5.50%, 06/01/27		406	452,528
6.13%, 12/15/45		3,579	3,688,595
EnLink Midstream LLC, 5.38%, 06/01/29		188	141,000
EnLink Midstream Partners LP:
4.40%, 04/01/24		613	509,097
4.15%, 06/01/25		48	36,960
4.85%, 07/15/26		64	47,379
5.60%, 04/01/44		399	243,390
5.05%, 04/01/45		43	26,780

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Enterprise Products Operating LLC:
4.90%, 05/15/46(d)	USD	5,375	$6,287,684
Series E, (3 mo. LIBOR US + 3.03%), 5.25%, 08/16/77(h)		4,800	4,488,000
EOG Resources, Inc., 4.38%, 04/15/30		2,965	3,537,360
EQM Midstream Partners LP, 4.13%, 12/01/26		226	207,213
EQT Corp.:
3.90%, 10/01/27		791	642,521
7.00%, 02/01/30		463	476,904
Extraction Oil & Gas, Inc.(a)(k)(l):
7.38%, 05/15/24		718	138,215
5.63%, 02/01/26		1,546	297,605
Exxon Mobil Corp., 3.45%, 04/15/51		3,890	4,307,904
Genesis Energy LP/Genesis Energy Finance Corp., 7.75%, 02/01/28		293	260,770
Hess Corp., 5.80%, 04/01/47		5,000	5,434,331
Hess Midstream Operations LP, 5.63%, 02/15/26(a)		402	397,775
Indigo Natural Resources LLC, 6.88%, 02/15/26(a)		993	923,490
Kinder Morgan, Inc.:
7.80%, 08/01/31		197	267,369
7.75%, 01/15/32(d)		4,586	6,409,658
Marathon Petroleum Corp.:
4.75%, 12/15/23		1,230	1,349,770
4.70%, 05/01/25		4,280	4,791,284
5.13%, 12/15/26		937	1,078,149
Matador Resources Co., 5.88%, 09/15/26		1,218	901,320
MEG Energy Corp.(a):
7.00%, 03/31/24		130	111,475
6.50%, 01/15/25		1,486	1,386,616
MPLX LP:
4.13%, 03/01/27		825	878,807
5.20%, 03/01/47		3,500	3,680,530
4.70%, 04/15/48(d)		5,000	5,039,490
5.50%, 02/15/49		2,640	2,925,717
Murphy Oil Corp.:
5.75%, 08/15/25		49	43,855
6.38%, 12/01/42		47	36,467
Nabors Industries Ltd.(a):
7.25%, 01/15/26		79	48,585
7.50%, 01/15/28		9	5,535
Nexen, Inc., 6.40%, 05/15/37		2,000	2,858,750
NGPL PipeCo LLC, 7.77%, 12/15/37(a)		1,117	1,363,295
NuStar Logistics LP, 6.00%, 06/01/26		373	361,810
Occidental Petroleum Corp.:
4.85%, 03/15/21		91	90,318
2.60%, 08/13/21		964	942,108
2.70%, 08/15/22		552	513,884
2.90%, 08/15/24		745	636,588
3.20%, 08/15/26		125	101,563
3.00%, 02/15/27		39	30,233
3.50%, 08/15/29		185	135,346
4.30%, 08/15/39		915	631,085
6.20%, 03/15/40		1,221	1,022,587
4.50%, 07/15/44		557	384,330
4.63%, 06/15/45		822	575,400
4.40%, 04/15/46		949	661,946
4.10%, 02/15/47		110	74,113
4.20%, 03/15/48		914	618,961
4.40%, 08/15/49		161	111,090
Series 1, 4.10%, 02/01/21		529	531,116
Parsley Energy LLC/Parsley Finance Corp.(a):
5.25%, 08/15/25		598	574,289
5.63%, 10/15/27		951	936,735

20	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
PDC Energy, Inc.:
6.25%, 12/01/25	USD	135	$113,738
5.75%, 05/15/26		536	487,760
Petroleos Mexicanos:
3.50%, 01/30/23		5,000	4,727,500
4.63%, 09/21/23(d)		3,965	3,804,665
4.88%, 01/18/24		2,000	1,923,125
Plains All American Pipeline LP, Series B, (3 mo. LIBOR US + 4.11%), 6.13%(h)(i)		2,215	1,580,956
QEP Resources, Inc.:
6.88%, 03/01/21		133	127,015
5.38%, 10/01/22		1,847	1,403,720
5.25%, 05/01/23		188	124,080
5.63%, 03/01/26		317	201,295
Range Resources Corp.:
5.75%, 06/01/21		734	704,640
5.88%, 07/01/22		280	257,600
5.00%, 08/15/22		559	508,690
5.00%, 03/15/23(d)		849	730,140
Rockies Express Pipeline LLC, 6.88%, 04/15/40(a)		580	549,608
Sabine Pass Liquefaction LLC:
5.63%, 04/15/23(d)		10,510	11,494,457
5.75%, 05/15/24		2,575	2,899,836
5.88%, 06/30/26		1,481	1,740,175
SM Energy Co., 10.00%, 01/15/25(a)		1,194	1,133,560
Southwestern Energy Co.:
4.10%, 03/15/22		550	525,030
6.20%, 01/23/25		214	183,238
7.50%, 04/01/26		154	134,796
Sunoco LP/Sunoco Finance Corp.:
6.00%, 04/15/27		141	139,590
Series WI, 4.88%, 01/15/23		672	661,920
Series WI, 5.88%, 03/15/28		317	314,673
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50%, 09/15/24(a)		284	256,472
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.13%, 02/01/25		136	130,900
5.88%, 04/15/26		669	662,310
5.38%, 02/01/27		5	4,825
6.50%, 07/15/27		228	228,570
5.00%, 01/15/28		869	817,190
6.88%, 01/15/29		1,512	1,583,820
5.50%, 03/01/30(a)		836	807,258
TransCanada PipeLines Ltd., 4.88%, 05/15/48		4,000	4,962,813
TransCanada Trust (3 mo. LIBOR US + 3.53%), 5.63%, 05/20/75(h)		2,755	2,693,012
Transocean, Inc., 8.00%, 02/01/27(a)		740	408,388
Viper Energy Partners LP, 5.38%, 11/01/27(a)		285	279,562
Western Midstream Operating LP:
5.38%, 06/01/21(d)		5,125	5,112,187
5.45%, 04/01/44		12	9,994
5.30%, 03/01/48		1,180	957,275
5.50%, 08/15/48		16	12,960
5.25%, 02/01/50		1,160	1,003,748
Williams Cos., Inc.:
3.70%, 01/15/23		2,245	2,373,550
4.55%, 06/24/24		527	584,679
8.75%, 03/15/32		2,478	3,674,498
5.10%, 09/15/45(d)		5,075	5,569,719
WPX Energy, Inc.:
6.00%, 01/15/22		72	72,360
8.25%, 08/01/23		811	900,210

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
5.25%, 09/15/24	USD	22	$21,670
5.75%, 06/01/26		501	485,970
5.25%, 10/15/27		200	186,838
5.88%, 06/15/28		314	301,738
4.50%, 01/15/30		273	240,240

			198,822,862

Paper & Forest Products — 1.5%
International Paper Co.(d):
8.70%, 06/15/38		4,000	6,130,501
7.30%, 11/15/39		10,000	14,043,566

			20,174,067

Personal Products — 0.0%
Edgewell Personal Care Co., 5.50%, 06/01/28(a)		385	395,588

Pharmaceuticals — 5.0%
AbbVie, Inc.:
5.00%, 12/15/21(a)(d)		1,631	1,713,532
2.80%, 03/15/23(a)		3,000	3,115,623
4.75%, 03/15/45(a)(d)		5,485	6,816,483
4.70%, 05/14/45(d)		3,255	4,091,554
Bausch Health Americas, Inc., 8.50%, 01/31/27(a)		1,552	1,647,060
Bausch Health Cos., Inc.(a):
5.50%, 03/01/23		1,777	1,777,000
5.88%, 05/15/23		84	83,790
6.13%, 04/15/25		504	511,192
5.50%, 11/01/25		280	287,000
9.00%, 12/15/25		1,531	1,649,209
5.75%, 08/15/27		326	345,560
7.00%, 01/15/28		536	552,080
5.00%, 01/30/28		37	34,835
6.25%, 02/15/29		1,122	1,127,610
7.25%, 05/30/29		1,242	1,304,100
Catalent Pharma Solutions, Inc., 5.00%, 07/15/27(a)		1,051	1,091,075
Charles River Laboratoires International, Inc.(a):
5.50%, 04/01/26		806	838,240
4.25%, 05/01/28		425	424,783
CVS Health Corp.(d):
5.13%, 07/20/45		3,879	4,998,089
5.05%, 03/25/48		8,205	10,747,669
Elanco Animal Health, Inc., 5.65%, 08/28/28		421	466,805
Endo Dac/Endo Finance LLC/Endo Finco, Inc.(a):
9.50%, 07/31/27		295	312,021
6.00%, 06/30/28		271	174,795
Jaguar Holding Co. II/PPD Development LP(a):
4.63%, 06/15/25		1,179	1,199,868
5.00%, 06/15/28		1,101	1,127,149
Merck & Co., Inc., 6.50%, 12/01/33(d)		6,420	9,838,285
Par Pharmaceutical, Inc., 7.50%, 04/01/27(a)		2,879	2,954,430
Takeda Pharmaceutical Co. Ltd., 2.05%, 03/31/30(g)		8,270	8,265,505

			67,495,342

Producer Durables: Miscellaneous — 0.3%
Boxer Parent Co., Inc., 7.13%, 10/02/25(a)		850	891,225
Open Text Corp., 3.88%, 02/15/28(a)		1,031	992,657
Open Text Holdings, Inc., 4.13%, 02/15/30(a)		1,734	1,703,655

			3,587,537

Professional Services — 0.3%
ASGN, Inc., 4.63%, 05/15/28(a)		290	283,220
Dun & Bradstreet Corp.(a):
6.88%, 08/15/26		2,163	2,279,932
10.25%, 02/15/27		1,370	1,520,700

			4,083,852

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Real Estate — 0.1%
Equinix, Inc., 5.88%, 01/15/26	USD	1,169	$1,230,256

Real Estate Management & Development — 0.4%
Greystar Real Estate Partners LLC, 5.75%, 12/01/25(a)		360	361,872
Northwest Florida Timber Finance LLC, 4.75%, 03/04/29(a)		4,485	4,483,458

			4,845,330

Road & Rail — 1.4%
CSX Corp., 3.80%, 04/15/50		770	912,381
Herc Holdings, Inc., 5.50%, 07/15/27(a)		796	797,711
Norfolk Southern Corp., 6.00%, 03/15/05(d)		12,700	17,018,442
United Rentals North America, Inc.:
5.25%, 01/15/30		44	45,430
4.00%, 07/15/30		344	332,727

			19,106,691

Semiconductors & Semiconductor Equipment — 2.9%
Analog Devices, Inc., 2.95%, 04/01/25		2,010	2,177,483
Broadcom, Inc.(a):
4.70%, 04/15/25(d)		5,865	6,608,532
5.00%, 04/15/30		10,970	12,608,620
Lam Research Corp., 4.88%, 03/15/49		875	1,213,325
Microchip Technology, Inc., 4.25%, 09/01/25(a)		2,061	2,074,115
NVIDIA Corp.:
3.50%, 04/01/50(d)		2,785	3,182,016
3.70%, 04/01/60		1,760	2,089,721
NXP BV/NXP Funding LLC, 4.63%, 06/15/22(a)		490	522,002
NXP BV/NXP Funding LLC/NXP USA, Inc., 3.40%, 05/01/30(a)		1,755	1,888,289
Qorvo, Inc., 4.38%, 10/15/29(a)		523	535,594
QUALCOMM, Inc., 4.30%, 05/20/47(d)		3,500	4,365,625
Sensata Tech, Inc., 4.38%, 02/15/30		1,390	1,376,100
Sensata Technologies BV(a):
5.63%, 11/01/24		695	736,700
5.00%, 10/01/25		572	609,008

			39,987,130

Software — 1.0%
CDK Global, Inc.:
5.88%, 06/15/26		378	392,598
4.88%, 06/01/27		818	839,227
5.25%, 05/15/29(a)		1,590	1,651,088
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/Greeneden US Ho, 10.00%, 11/30/24(a)		1,430	1,487,200
MSCI, Inc., 3.88%, 02/15/31(a)		1,573	1,604,460
PTC, Inc.(a):
3.63%, 02/15/25		406	402,955
4.00%, 02/15/28		867	858,434
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(a)		1,831	1,863,043
Sophia LP/Sophia Finance, Inc., 9.00%, 09/30/23(a)		480	484,800
SS&C Technologies, Inc., 5.50%, 09/30/27(a)		3,889	3,945,935
Veritas US, Inc./Veritas Bermuda Ltd., 7.50%, 02/01/23(a)		684	673,740

			14,203,480

Specialty Retail — 0.6%
Asbury Automotive Group, Inc.(a):
4.50%, 03/01/28		197	191,090
4.75%, 03/01/30		191	186,225
Gap, Inc., 8.88%, 05/15/27(a)		350	374,472
IAA, Inc., 5.50%, 06/15/27(a)		1,054	1,087,328
L Brands, Inc.:
6.88%, 07/01/25(a)		604	623,630
6.88%, 11/01/35		1,119	930,896

Security	Par (000)		Value

Specialty Retail (continued)
Penske Automotive Group, Inc., 5.50%, 05/15/26	USD	1,160	$1,157,100
PetSmart, Inc.(a):
7.13%, 03/15/23		588	579,697
5.88%, 06/01/25		2,317	2,321,344
Staples, Inc., 7.50%, 04/15/26(a)		1,117	877,683

			8,329,465

Technology Hardware, Storage & Peripherals — 0.7%
Dell International LLC/EMC Corp.(a):
5.88%, 06/15/21		407	407,122
7.13%, 06/15/24		1,233	1,277,311
5.85%, 07/15/25		2,395	2,752,333
8.35%, 07/15/46		2,355	3,141,071
NCR Corp.(a):
5.75%, 09/01/27		512	512,000
6.13%, 09/01/29		199	198,503
Presidio Holdings, Inc., 4.88%, 02/01/27(a)		329	321,597
Western Digital Corp., 4.75%, 02/15/26		784	810,225

			9,420,162

Textiles, Apparel & Luxury Goods — 0.1%
Levi Strauss & Co., 5.00%, 05/01/25		270	271,015
William Carter Co., 5.63%, 03/15/27(a)		365	375,950

			646,965

Thrifts & Mortgage Finance — 0.1%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.(a):
5.25%, 03/15/22		480	456,000
5.25%, 10/01/25		268	231,070
Nationstar Mortgage Holdings, Inc., 6.00%, 01/15/27(a)		654	621,300

			1,308,370

Tobacco — 2.1%
Altria Group, Inc., 10.20%, 02/06/39(d)		13,392	22,213,921
BAT Capital Corp., 4.54%, 08/15/47		3,000	3,257,346
Reynolds American, Inc., 5.85%, 08/15/45		2,335	2,870,079

			28,341,346

Trading Companies & Distributors — 0.1%
Doric Nimrod Air Alpha Ltd. Pass-Through Trust, Series 2013-1, Class A, 5.25%, 05/30/23(a)		1,084	984,686

Utilities — 0.1%
Vistra Operations Co. LLC(a):
5.63%, 02/15/27		812	833,396
5.00%, 07/31/27		436	440,905

			1,274,301

Wireless Telecommunication Services — 2.8%
Altice France SA, 5.50%, 01/15/28(a)		2,001	2,021,010
Crown Castle International Corp.:
3.65%, 09/01/27(d)		8,000	8,940,229
3.30%, 07/01/30		1,220	1,341,819
4.15%, 07/01/50		820	960,964
Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd., 8.75%, 05/25/24(a)		635	616,744
SBA Communications Corp., 3.88%, 02/15/27(a)		2,908	2,897,095
Sprint Capital Corp.:
6.88%, 11/15/28		1,709	2,080,707
8.75%, 03/15/32		811	1,160,744
Sprint Corp.:
7.88%, 09/15/23		1,233	1,388,666
7.13%, 06/15/24		1,333	1,505,144
7.63%, 02/15/25		36	41,535
7.63%, 03/01/26		1,196	1,411,723

22	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Wireless Telecommunication Services (continued)
T-Mobile USA, Inc.:
4.50%, 02/01/26	USD	538	$544,434
4.75%, 02/01/28		913	964,493
3.88%, 04/15/30(a)(d)		2,925	3,255,408
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.25%, 10/15/23		245	231,525
VICI Properties LP/VICI Note Co., Inc.(a):
3.50%, 02/15/25		946	889,240
4.25%, 12/01/26		3,168	3,033,360
3.75%, 02/15/27		1,004	943,760
4.13%, 08/15/30		3,718	3,546,042
VTR Comunicaciones SpA, 5.13%, 01/15/28(a)(g)		449	458,205

			38,232,847

Total Corporate Bonds — 106.7% (Cost — $1,319,866,592)			1,449,383,475

Foreign Agency Obligations — 2.0%

Brazil — 0.5%
Brazilian Government International Bond, 5.00%, 01/27/45		6,525	6,270,117

Colombia — 0.4%
Colombia Government International Bond, 5.63%, 02/26/44		4,000	4,804,000

Indonesia — 0.4%
Indonesia Government International Bond, 5.88%, 01/15/24(a)		4,400	4,984,375

Mexico — 0.4%
Mexico Government International Bond, 4.75%, 03/08/44		5,800	6,102,687

Uruguay — 0.3%
Uruguay Government International Bond, 5.10%, 06/18/50		3,500	4,512,813

Total Foreign Agency Obligations — 2.0% (Cost — $23,630,075)			26,673,992

Municipal Bonds — 1.3%

Illinois — 0.4%
Chicago O’Hare International Airport, Refunding ARB, O’Hare International Airport, General 3rd Lien, Build America Bonds, Series B, 6.85%, 01/01/38		5,000	5,019,100

New York — 0.9%
Metropolitan Transportation Authority, RB, Build America Bonds, Series B-1, 6.55%, 11/15/31		10,000	12,330,900

Total Municipal Bonds — 1.3% (Cost — $14,833,900)			17,350,000

Preferred Securities — 22.6%

Capital Trusts — 20.7%

Banks — 7.0%
Barclays PLC, 8.00%(h)(i)		4,500	4,663,125
BNP Paribas SA(a)(h)(i):
7.20%(d)		5,000	5,400,000
7.38%		4,535	4,971,494
Capital One Financial Corp., Series E, 4.15%(b)(i)		5,000	4,075,000
CIT Group, Inc., Series A, 5.80%(h)(i)		3,000	2,308,140
Citigroup, Inc., 5.90%(h)(i)		2,210	2,197,580

Security	Par (000)		Value

Banks (continued)
Credit Suisse Group AG, 7.50%(a)(h)(i)	USD	3,250	$3,493,750
HSBC Capital Funding LP, 10.18%(a)(d)(h)(i)		11,835	18,699,300
Huntington Bancshares, Inc., Series F, 5.63%(h)(i)		6,450	6,617,055
Lloyds Banking Group PLC, 7.50%(h)(i)		8,285	8,597,344
Macquarie Bank Ltd., 6.13%(a)(h)(i)		1,885	1,866,150
Nordea Bank AB, 6.13%(a)(h)(i)		5,540	5,636,950
U.S. Bancorp, Series J, 5.30%(d)(h)(i)		10,415	10,519,150
Wells Fargo & Co.,(h)(i):
Series Q, 5.85%		551	13,630,380
Series S, 5.90%		281	277,509
Series U, 5.88%		2,655	2,759,527

			95,712,454

Capital Markets — 1.1%
Morgan Stanley, Series H, 3.89%(h)(i)		8,675	7,807,097
State Street Corp.,(h)(i):
Series D, 5.90%		220	5,783,584
Series F, 5.25%		1,855	1,770,690

			15,361,371

Commercial Services & Supplies — 0.3%
AerCap Global Aviation Trust, 6.50%,(a)(h)		5,000	3,750,000

Consumer Finance — 0.3%
American Express Co., Series C, 3.60%(h)(i)		4,510	3,842,340

Diversified Financial Services — 6.5%
Bank of America Corp.,(h)(i):
Series AA, 6.10%		8,630	9,104,650
Series U, 5.20%(d)		5,785	5,577,157
BNP Paribas SA, 6.75%(a)(d)(h)(i)		5,000	5,087,500
Credit Agricole SA, 8.13%(a)(h)(i)		5,000	5,706,250
Credit Suisse Group AG(a)(h)(i):
5.10%		1,230	1,165,425
6.25%(d)		7,255	7,557,388
7.50%		1,865	1,937,567
HSBC Holdings PLC, 6.50%(h)(i)		2,615	2,683,644
JPMorgan Chase & Co.:
8.75%,		2,000	2,902,637
Series 1, 4.23%(h)(i)		1,785	1,624,886
Series Q, 5.15%(h)(i)		4,000	3,890,000
Series R, 6.00%(d)(h)(i)		14,130	14,235,975
Series S, 6.75%(d)(h)(i)		9,775	10,508,125
Royal Bank of Scotland Group PLC(h)(i):
8.00%		970	1,070,744
8.63%(d)		5,135	5,339,116
Societe Generale SA, 7.38%(a)(h)(i)		1,980	1,997,226
UBS Group AG, 7.00%(a)(d)(h)(i)		7,500	7,790,625

			88,178,915

Electric Utilities — 0.5%
PPL Capital Funding, Inc., Series A, 2.97%,(h)		8,300	6,225,000

Insurance — 3.1%
ACE Capital Trust II, 9.70%,		7,000	10,185,000
Allstate Corp., Series B, 5.75%,(h)		5,000	5,165,200
American International Group, Inc., 8.18%,(h)		3,755	4,787,625
Equitable of Iowa Cos. Capital Trust II, Series B, 8.42%,		5,000	5,560,345
Farmers Exchange Capital II, 6.15%,(a)(h)		4,890	6,042,311
MetLife, Inc., 6.40%,(d)		5,000	5,901,650
Principal Financial Group, Inc., 3.44%,(h)		5,000	4,481,000

			42,123,131

Media — 0.2%
ViacomCBS, Inc., 5.88%,(h)		2,111	2,080,390

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Allocation Income Trust (BTZ) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels — 0.8%
Enbridge, Inc., Series 16-A, 6.00%,(h)	USD	5,880	$5,791,800
Energy Transfer Operating LP, Series B, 6.63%(h)(i)		5,000	3,825,975
Enterprise Products Operating LLC, 3.13%,(h)(i)		2,500	1,950,000

			11,567,775

Road & Rail — 0.5%
BNSF Funding Trust I, 6.61%,(h)(i)		6,125	6,713,337

Wireless Telecommunication Services — 0.4%
Vodafone Group PLC, 7.00%,(h)(i)		4,745	5,559,030

Total Capital Trusts — 20.7% (Cost — $276,781,113)			281,113,743

	Shares

Preferred Stocks — 1.9%

Banks — 0.9%
Citigroup, Inc., Series K, 6.88%(h)(i)		488,320	12,896,531

Capital Markets — 0.3%
Goldman Sachs Group, Inc., Series J, 5.50%(h)(i)		162,450	4,126,230

Electric Utilities — 0.2%
Entergy Louisiana LLC, 5.25%(i)		90,000	2,288,700

Equity Real Estate Investment Trusts (REITs) — 0.1%
Vornado Realty Trust, Series K, 5.70%(i)		50,000	1,138,000

Media — 0.4%
NBCUniversal Enterprise, Inc., 5.25%(a)(i)		5,600,000	5,614,000

Total Preferred Stocks — 1.9% (Cost — $25,436,903)			26,063,461

Total Preferred Securities — 22.6% (Cost — $302,218,016)			307,177,204

Warrants — 0.0%

Oil, Gas & Consumable Fuels — 0.0%
SM Energy Co., (Expires 06/30/23)(l)		29,074	108,737

Total Warrants — 0.0% (Cost — $124,727)			108,737

Total Long-Term Investments — 139.3% (Cost — $1,757,916,166)			1,892,356,983

Security	Shares	Values
Short-Term Securities — 0.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%(m)(n)	2,778,414	$2,778,414

Total Short-Term Securities — 0.2% (Cost — $2,778,414)		2,778,414

Options Purchased — 0.0% (Cost — $4,025,705)		444,723

Total Investments Before Options Written — 139.5% (Cost — $1,764,720,285)		1,895,580,120

Options Written — (0.0)% (Premiums Received — $2,295,735)		(40,110)

Total Investments, Net of Options Written — 139.5% (Cost — $1,762,424,550)		1,895,540,010

Liabilities in Excess of Other Assets — (39.5)%		(536,468,316)

Net Assets — 100.0%		$1,359,071,694

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is the rate in effect as of period end.
(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(e)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(f)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(g)	When-issued security.
(h)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(i)	Perpetual security with no stated maturity date.
(j)	Convertible security.
(k)	Issuer filed for bankruptcy and/or is in default.
(l)	Non-income producing security.
(m)	Annualized 7-day yield as of period end.

(n)

Investments in issuers considered to be an affiliate/affiliates of the Trust during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased	Shares Sold		Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	9,646,385	—	(6,867,971	)(b)	2,778,414	$2,778,414	$71,867	$—	$—

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased (sold).

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

24	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
Barclays Capital, Inc.	(0.25)%	08/26/19	Open	$297,480	$297,234	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.25	08/26/19	Open	1,117,005	1,127,128	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	08/26/19	Open	4,917,250	4,993,467	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.00	08/26/19	Open	6,817,500	6,923,171	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	08/26/19	Open	946,250	960,917	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	08/26/19	Open	5,645,000	5,734,343	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	08/26/19	Open	16,005,000	16,258,310	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	08/26/19	Open	3,911,306	3,973,210	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	08/26/19	Open	8,130,000	8,258,673	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	08/26/19	Open	16,275,000	16,532,584	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	08/26/19	Open	10,400,000	10,564,600	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	08/26/19	Open	7,440,000	7,557,752	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	08/26/19	Open	802,280	814,978	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	08/26/19	Open	7,843,219	7,967,353	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	08/26/19	Open	7,350,000	7,466,328	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	08/26/19	Open	3,573,000	3,629,550	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	08/26/19	Open	8,714,875	8,852,805	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	08/26/19	Open	9,128,063	9,272,532	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	08/26/19	Open	5,633,250	5,722,407	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	08/26/19	Open	5,637,500	5,726,724	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	08/26/19	Open	8,979,968	9,122,101	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.04	08/26/19	Open	14,312,500	14,539,258	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.50	01/31/20	Open	488,565	490,350	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.95	02/05/20	Open	8,957,440	9,005,387	Corporate Bonds	Open/Demand
Credit Suisse Securities (USA) LLC	0.25	02/05/20	Open	652,650	654,291	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	02/05/20	Open	7,943,750	7,986,591	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.00	02/06/20	Open	5,618,088	5,648,956	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/06/20	Open	4,875,233	4,903,306	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/06/20	Open	1,668,040	1,677,645	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/06/20	Open	3,948,356	3,971,092	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/06/20	Open	4,785,469	4,813,025	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/06/20	Open	5,069,925	5,099,119	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/06/20	Open	1,529,955	1,538,765	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/06/20	Open	3,573,763	3,594,341	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/06/20	Open	4,020,000	4,043,149	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	02/06/20	Open	2,718,750	2,734,405	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	02/06/20	Open	3,817,630	3,840,388	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	02/06/20	Open	2,479,245	2,494,024	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	02/06/20	Open	4,725,125	4,754,250	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.15	02/06/20	Open	1,094,730	1,101,478	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	02/06/20	Open	19,391,156	19,493,633	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	02/06/20	Open	3,497,750	3,516,424	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.50	02/06/20	Open	2,920,965	2,940,117	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.50	02/06/20	Open	8,806,800	8,864,543	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.50	02/06/20	Open	10,051,220	10,117,122	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.50	02/06/20	Open	3,244,523	3,265,796	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.50	02/06/20	Open	2,948,430	2,967,762	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.50	02/06/20	Open	2,874,480	2,893,327	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.50	02/06/20	Open	3,088,800	3,109,052	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.50	02/06/20	Open	9,109,800	9,169,530	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.50	02/06/20	Open	3,277,010	3,298,496	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	03/10/20	Open	1,965,645	1,972,918	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	03/11/20	Open	521,255	523,160	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.95	03/16/20	Open	8,310,000	8,335,195	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.10	03/18/20	Open	7,188,750	7,211,814	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	0.75	03/20/20	Open	385,193	386,019	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	0.75	03/20/20	Open	495,158	496,220	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	0.80	03/20/20	Open	1,653,728	1,657,513	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	1.10	03/20/20	Open	985,403	988,504	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.95	03/25/20	Open	8,092,700	8,113,415	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.95	03/25/20	Open	2,229,975	2,235,683	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.95	03/25/20	Open	8,682,750	8,704,975	Corporate Bonds	Open/Demand

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Allocation Income Trust (BTZ)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date (a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements (a)
RBC Capital Markets LLC	1.30%	03/26/20	Open	$4,305,000	$4,319,924	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	1.30	03/26/20	Open	2,269,200	2,277,067	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.40	03/27/20	Open	4,875,000	4,893,200	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	2.25	03/27/20	Open	4,712,500	4,740,775	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.45	03/27/20	Open	5,255,000	5,267,809	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.45	03/31/20	Open	1,814,000	1,820,722	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.75	03/31/20	Open	4,516,875	4,536,856	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.75	03/31/20	Open	4,087,500	4,105,582	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.45	04/08/20	Open	5,016,000	5,023,496	Capital Trusts	Open/Demand
RBC Capital Markets LLC	0.45	04/08/20	Open	2,112,500	2,119,744	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	04/08/20	Open	2,500,000	2,508,573	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	04/08/20	Open	6,760,000	6,783,181	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	04/08/20	Open	6,637,063	6,659,822	Corporate Bonds	Open/Demand
RBC Capital Markets LLC	0.45	04/08/20	Open	2,072,500	2,079,607	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	04/13/20	Open	1,123,750	1,126,463	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	04/13/20	Open	2,608,525	2,614,822	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	04/13/20	Open	3,950,625	3,960,161	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	04/13/20	Open	3,978,315	3,987,918	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	0.75	04/14/20	Open	195,880	196,194	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.90	04/15/20	Open	8,907,469	8,924,393	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.90	04/15/20	Open	8,826,713	8,843,483	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.90	04/15/20	Open	12,275,438	12,298,761	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.90	04/15/20	Open	15,341,119	15,370,267	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.00	04/15/20	Open	1,830,567	1,834,432	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	04/15/20	Open	2,275,000	2,279,803	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	04/15/20	Open	3,931,250	3,939,549	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	04/15/20	Open	4,542,125	4,551,714	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.10	04/17/20	Open	1,033,875	1,036,150	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	04/30/20	Open	3,053,125	3,055,453	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.45	04/30/20	Open	533,400	533,807	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.75	04/30/20	Open	4,749,875	4,755,911	Capital Trusts	Open/Demand
BNP Paribas S.A.	1.08	04/30/20	Open	778,414	779,862	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.45	05/04/20	Open	2,989,000	2,992,064	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.65	05/14/20	Open	5,287,247	5,291,161	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	05/20/20	Open	1,626,923	1,628,034	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.60	05/26/20	Open	7,582,500	7,587,050	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.65	05/29/20	Open	3,905,000	3,907,327	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.65	05/29/20	Open	5,675,175	5,678,556	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.65	05/29/20	Open	4,950,000	4,952,949	Corporate Bonds	Open/Demand
BNP Paribas S.A.	0.55	06/04/20	Open	6,187,575	6,190,127	Corporate Bonds	Open/Demand
BNP Paribas S.A.	1.05	06/09/20	Open	1,196,748	1,197,481	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.20	06/15/20	Open	4,656,250	4,658,733	Capital Trusts	Open/Demand
Barclays Capital, Inc.	0.55	06/26/20	Open	4,436,606	4,436,674	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	06/26/20	Open	5,390,438	5,390,520	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.55	06/26/20	Open	5,677,031	5,677,118	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	06/26/20	Open	6,066,994	6,067,331	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.00	06/26/20	Open	3,996,281	3,996,392	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	1.00	06/26/20	Open	6,403,125	6,404,014	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.00	06/26/20	Open	4,162,500	4,162,616	Capital Trusts	Open/Demand
RBC Capital Markets LLC	1.50	06/29/20	Open	2,293,996	2,294,187	Corporate Bonds	Open/Demand

				$550,916,643	$554,645,040

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.

26	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Allocation Income Trust (BTZ)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
U.S. Ultra Treasury Bond	121	09/21/20	$26,397	$(105,884)

Short Contracts 10-Year U.S. Treasury Note	638	09/21/20	88,792	(161,199)
Long U.S. Treasury Bond	113	09/21/20	20,178	27,650
5-Year U.S. Treasury Note	53	09/30/20	6,664	(17,198)

				(150,747)

				$(256,631)

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
SPDR S&P 500 ETF Trust	2,971	07/02/20	USD	300.00	USD	91,614	$179,746

OTC Interest Rate Swaptions Purchased

	Paid by the Trust		Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency
Put
10-Year Interest Rate Swap, 07/19/30(a)	2.35%	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Barclays Bank PLC	07/17/20	2.35%	USD	462,000	$5
10-Year Interest Rate Swap, 01/17/31(a)	2.50	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	Citibank N.A.	01/15/21	2.50	USD	67,000	14,513
30-Year Interest Rate Swap, 08/15/51(a)	2.50	Semi-Annual	3-Month LIBOR, 0.30%	Quarterly	JPMorgan Chase Bank N.A.	08/13/21	2.50	USD	40,000	250,459

										$264,977

(a)	Forward settling swaption.

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Put
SPDR S&P 500 ETF Trust	2,971	07/02/20	USD	290.00	USD	91,614	$(40,108)

OTC Interest Rate Swaptions Written

	Paid by the Trust			Received by the Trust		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate		Frequency	Rate	Frequency
Put
10-Year Interest Rate Swap, 07/19/30(a)	3-Month LIBOR, 0.30	%,	Quarterly	1.95%	Semi-Annual	Barclays Bank PLC	07/17/20	1.95%	USD	154,000	$(2)

(a)	Forward settling swaption.

OTC Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Prudential Financial, Inc.	1.00%	Quarterly	Citibank N.A.	06/20/21	USD	1,920	$(16,637)	$5,565	$(22,202)
Prudential Financial, Inc.	1.00	Quarterly	Goldman Sachs International	06/20/21	USD	1,155	(10,008)	3,561	(13,569)
Prudential Financial, Inc.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/21	USD	9,500	(82,318)	24,089	(106,407)

Total							$(108,963)	$33,215	$(142,178)

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Allocation Income Trust (BTZ)

Balances Reported in the Statements of Assets and Liabilities for OTC Swaps and Options Written

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
OTC Swaps	$33,215	$—	$—	$(142,178)	$(108,963)
Options Written	—	—	2,255,625	—	(40,110)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$27,650	$—	$27,650
Options purchased(b)
Investments at value — unaffiliated(c)	—	—	179,746	—	264,977	—	444,723
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	33,215	—	—	—	—	33,215

	$—	$33,215	$179,746	$—	$292,627	$—	$505,588

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$284,281	$—	$284,281
Options written(b)
Options written at value	—	—	40,108	—	2	—	40,110
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	142,178	—	—	—	—	142,178

	$—	$142,178	$40,108	$—	$284,283	$—	$466,569

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

(b)	Includes forward settling swaptions.
(c)	Includes options purchased at value as reported in the Schedule of Investments.

For the period ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$538,584	$—	$8,434,206	$—	$8,972,790
Options purchased(a)	—	—	(2,496,554)	—	(2,721,213)	—	(5,217,767)
Options written	—	—	1,023,668	—	—	—	1,023,668
Swaps	—	(1,437,754)	—	—	—	—	(1,437,754)

	$—	$(1,437,754)	$(934,302)	$—	$5,712,993	$—	$3,340,937

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$174,979	$—	$174,979
Options purchased(b)	—	—	(826,760)	—	(2,466,097)	—	(3,292,857)
Options written	—	—	445,626	—	2,406,275	—	2,851,901
Swaps	—	70,312	—	—	—	—	70,312

	$—	$70,312	$(381,134)	$—	$115,157	$—	$(195,665)

(a)	Options purchased are included in net realized gain (loss) from investments.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

28	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Allocation Income Trust (BTZ)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$37,513,180
Average notional value of contracts — short	$94,312,496
Options:
Average market value of option contracts purchased	$89,873
Average market value of option contracts written	$20,054
Average notional value of swaption contracts purchased	$607,650,000
Average notional value of swaption contracts written	$154,000,000
Credit default swaps:
Average notional value — buy protection	$12,575,000
Average notional value — sell protection	$14,300,000

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$154,313		$122,854
Options(a)	444,723	(b)	40,110
Swaps — OTC(c)	33,215		142,178

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$632,251		$305,142

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(334,059)		(162,962)

Total derivative assets and liabilities subject to an MNA	$298,192		$142,180

(a)	Includes forward settling swaptions.
(b)	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
(c)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid in the Statements of Assets and Liabilities.

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received (b)	Net Amount of Derivative Assets (c)
Barclays Bank PLC	$5	$(2)	$—	$—	$3
Citibank N.A.	20,078	(20,078)	—	—	—
Goldman Sachs International	3,561	(3,561)	—	—	—
JPMorgan Chase Bank N.A.	274,548	(106,407)	—	(168,141)	—

	$298,192	$(130,048)	$—	$(168,141)	$3

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (d)
Barclays Bank PLC	$2	$(2)	$—	$—	$—
Citibank N.A.	22,202	(20,078)	—	—	2,124
Goldman Sachs International	13,569	(3,561)	—	—	10,008
JPMorgan Chase Bank N.A.	106,407	(106,407)	—	—	—

	$142,180	$(130,048)	$—	$—	$12,132

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Credit Allocation Income Trust (BTZ)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$91,663,575	$—	$91,663,575
Corporate Bonds	—	1,445,742,165	3,641,310	1,449,383,475
Foreign Agency Obligations	—	26,673,992	—	26,673,992
Municipal Bonds	—	17,350,000	—	17,350,000
Preferred Securities	39,863,425	267,313,779	—	307,177,204
Warrants	—	108,737	—	108,737
Short-Term Securities	2,778,414	—	—	2,778,414
Options Purchased
Equity Contracts	179,746	—	—	179,746
Interest Rate Contracts	—	264,977	—	264,977

	$42,821,585	$1,849,117,225	$3,641,310	$1,895,580,120

Derivative Financial Instruments (a)
Assets:
Interest rate contracts	$27,650	$—	$—	$27,650
Liabilities:
Credit contracts	—	(142,178)	—	(142,178)
Equity contracts	(40,108)	—	—	(40,108)
Interest rate contracts	(284,281)	(2)	—	(284,283)

	$(296,739)	$(142,180)	$—	$(438,919)

The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

(a)

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts, and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $554,645,040 are categorized as Level 2 within the disclosure hierarchy.

See notes to financial statements.

30	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) June 30, 2020	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Shares	Value

Common Stocks — 0.1%

Auto Components — 0.0%
Lear Corp.		89	$9,703

Energy Equipment & Services — 0.0%
McDermott International, Inc.(a)		6,650	479
Pioneer Energy Services Corp.(a)(b)		546	21,203

			21,682

Health Care Management Services — 0.0%
New Millennium HoldCo, Inc.(a)		9,191	9

Household Durables — 0.0%
Berkline Benchcraft Equity LLC(a)(b)		6,155	—

Media — 0.1%
Clear Channel Outdoor Holdings, Inc.(a)		72,096	74,980

Metals & Mining — 0.0%
Ameriforge Group, Inc.		832	20,800
Preferred Proppants LLC(a)(b)		7,476	29,904

			50,704

Software — 0.0%
Avaya Holdings Corp.(a)		40	494

Total Common Stocks — 0.1% (Cost — $578,264)			157,572

	Par (000)

Corporate Bonds — 7.4%

Aerospace & Defense — 0.3%
TransDigm, Inc., 8.00%, 12/15/25(c)	USD	198	207,851
Wolverine Escrow LLC, 9.00%, 11/15/26(c)		960	691,200

			899,051

Air Freight & Logistics — 0.2%
FedEx Corp., 3.80%, 05/15/25		415	461,318

Airlines — 1.0%
American Airlines, Inc., 11.75%, 07/15/25(c)		1,452	1,375,320
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27(c)		1,507	1,510,767

			2,886,087

Auto Components — 0.7%
Clarios Global LP, 6.75%, 05/15/25(c)		305	317,200
Ford Motor Co., 8.50%, 04/21/23		1,256	1,328,220
Ford Motor Credit Co. LLC, 5.13%, 06/16/25		200	200,080

			1,845,500

Automobiles — 0.2%
General Motors Co., 6.13%, 10/01/25		406	456,216

Chemicals — 0.0%
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28(c)		32	33,360

Construction Materials — 0.3%
American Builders & Contractors Supply Co., Inc., 4.00%, 01/15/28(c)		821	797,823
Core & Main LP, 6.13%, 08/15/25(c)		140	139,531

			937,354

Consumer Finance — 0.3%
Equifax, Inc., 2.60%, 12/15/25		85	90,544
Husky III Holding Ltd., (13.00% Cash or 13.00% PIK), 13.00%, 02/15/25(c)(d)		561	539,962
PayPal Holdings, Inc., 1.65%, 06/01/25		261	269,808

			900,314

Security	Par (000)		Value

Diversified Financial Services — 0.5%
Ally Financial, Inc., 3.05%, 06/05/23	USD	858	$868,310
General Motors Financial Co., Inc., 2.75%, 06/20/25		569	562,005

			1,430,315

Electric Utilities — 0.0%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.50%, 10/01/20(b)		654	—

Energy Equipment & Services — 0.1%
Pioneer Energy Services Corp.(c):
11.00%, 05/15/25		224	179,099
(5.00% PIK), 5.00%, 11/15/25(d)(f)		153	82,688

			261,787

Equity Real Estate Investment Trusts (REITs) — 0.1%
Marriott International, Inc., Series EE, 5.75%, 05/01/25		233	253,121

Hotels, Restaurants & Leisure — 0.1%
Colt Merger Sub, Inc., 5.75%, 07/01/25(c)(g)		266	267,516
IRB Holding Corp., 7.00%, 06/15/25(c)		128	131,930

			399,446

Household Products — 0.0%
Berkline Benchcraft LLC, 4.50%, 06/01/21(a)(b)(e)		400	—

Internet & Direct Marketing Retail — 0.5%
Booking Holdings, Inc., 4.10%, 04/13/25		796	893,414
Expedia Group, Inc., 6.25%, 05/01/25(c)		473	503,874

			1,397,288

IT Services — 0.4%
Fiserv, Inc., 2.25%, 06/01/27		968	1,012,232

Machinery — 0.0%
Clark Equipment Co., 5.88%, 06/01/25(c)		73	74,643

Media — 0.3%
Connect Finco Sarl/Connect US Finco LLC, 6.75%, 10/01/26(c)		216	204,660
Univision Communications, Inc., 6.63%, 06/01/27(c)		140	133,700
Zayo Group Holdings Inc.,(c):
4.00%, 03/01/27		460	437,718
6.13%, 03/01/28		175	170,187

			946,265

Metals & Mining — 0.1%
Freeport-McMoRan, Inc., 3.88%, 03/15/23		375	375,000

Oil: Crude Producers — 0.0%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 4.63%, 06/15/25(c)		85	83,120

Real Estate Management & Development — 0.4%
Cushman & Wakefield US Borrower LLC, 6.75%, 05/15/28(c)		1,027	1,070,648
Realogy Group LLC/Realogy Co-Issuer Corp., 7.63%, 06/15/25(c)		76	76,015

			1,146,663

Semiconductors & Semiconductor Equipment — 1.3%
Broadcom, Inc.(c):
4.70%, 04/15/25		1,097	1,236,071
3.15%, 11/15/25		406	432,115
Microchip Technology, Inc.(c):
2.67%, 09/01/23		1,556	1,601,563
4.25%, 09/01/25		214	215,362
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, 05/01/25(c)		47	49,269

			3,534,380

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Software — 0.3%
Castle US Holding Corp., 9.50%, 02/15/28(c)	USD	401	$370,925
Solera LLC/Solera Finance, Inc., 10.50%, 03/01/24(c)		409	416,158
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 5.75%, 06/01/25(c)		47	48,175

			835,258

Specialty Retail — 0.0%
AutoNation, Inc., 4.75%, 06/01/30		87	94,271

Technology Hardware, Storage & Peripherals — 0.2%
Dell International LLC/EMC Corp., 5.85%, 07/15/25(c)		446	512,543

Wireless Telecommunication Services — 0.1%
GLP Capital LP/GLP Financing II, Inc., 4.00%, 01/15/31		251	249,180

Total Corporate Bonds — 7.4% (Cost — $20,919,314)			21,024,712

Floating Rate Loan Interests(h) — 135.2%

Aerospace & Defense — 2.6%
Bleriot US Bidco, Inc.,:
Delayed Draw Term Loan, (3 mo. LIBOR + 4.75%), 5.06%, 10/31/26		61	58,304
Term Loan B, (3 mo. LIBOR + 4.75%), 5.06%, 10/31/26		389	373,145
Dynasty Acquisition Co., Inc.,:
2020 CAD Term Loan B2, (3 mo. LIBOR + 3.50%), 3.81%, 04/06/26		1,587	1,350,658
2020 Term Loan B1, (3 mo. LIBOR + 3.50%), 3.81%, 04/06/26		2,951	2,512,223
Nordam Group, Inc., Term Loan B, (1 mo. LIBOR + 4.50%), 7.75%, 04/09/26(b)		466	354,236
TransDigm, Inc.,:
2020 Term Loan F, (1 mo. LIBOR + 2.25%), 2.43%, 12/09/25		2,709	2,430,501
2020 Term Loan G, (1 mo. LIBOR + 2.25%), 2.43%, 08/22/24		470	423,979

			7,503,046

Air Freight & Logistics — 0.6%
WestJet Airlines Ltd., Term Loan B, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/11/26(i)		2,060	1,645,982

Airlines — 1.3%
American Airlines, Inc.,:
2017 1st Lien Term Loan, (1 mo. LIBOR + 1.75%), 1.93%, 01/29/27		243	182,816
2017 Incremental Term Loan, (1 mo. LIBOR + 2.00%), 2.18%, 12/14/23		1,226	975,181
Repriced Term Loan B due 2023, (1 mo. LIBOR + 2.00%), 2.18%, 04/28/23		846	666,030
JetBlue Airways Corp., Term Loan, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 06/12/24		478	467,245
Mileage Plus Holdings LLC, 2020 Term Loan B, 1.00%, 06/25/27		1,472	1,460,342

			3,751,614

Auto Components — 2.9%
Dealer Tire LLC, 2020 Term Loan B, (1 mo. LIBOR + 4.25%), 4.43%, 12/12/25		1,455	1,386,800
Panther BF Aggregator 2 LP, USD Term Loan B, (1 mo. LIBOR + 3.50%), 3.68%, 04/30/26		4,041	3,839,159
USI, Inc.,:
2017 Repriced Term Loan, (3 mo. LIBOR + 3.00%), 3.31%, 05/16/24		2,373	2,247,429

Security	Par (000)		Value

Auto Components (continued)
2019 Incremental Term Loan B, (3 mo. LIBOR + 4.00%), 4.31%, 12/02/26	USD	135	$131,148
Wand NewCo 3, Inc., 2020 Term Loan, (3 mo. LIBOR + 3.00%), 4.07%, 02/05/26		580	549,263

			8,153,799

Banks — 0.7%
Capri Finance LLC, 2017 1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 3.76%, 11/01/24		2,181	2,085,642

Building Materials — 0.5%
Allied Universal Holdco LLC, 2019 Term Loan B, (1 mo. LIBOR + 4.25%), 4.43%, 07/10/26		1,470	1,425,235

Building Products — 1.1%
CPG International, Inc., 2017 Term Loan, (12 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/05/24(i)		866	855,629
Wilsonart LLC, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 12/19/23		2,216	2,132,545

			2,988,174

Capital Markets — 1.9%
Deerfield Dakota Holding LLC, 2020 USD Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 04/09/27(i)		2,410	2,338,109
Fortress Investment Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 2.18%, 12/27/22		570	548,190
Greenhill & Co., Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.44%, 04/12/24(b)		779	732,547
Jefferies Finance LLC, 2019 Term Loan, (1 mo. LIBOR + 3.00%), 3.19%, 06/03/26		718	676,899
Travelport Finance (Luxembourg) Sarl,:
2019 2nd Lien Term Loan, (3 mo. LIBOR + 9.00%), 9.31%, 05/28/27		705	200,220
2019 Term Loan, (3 mo. LIBOR + 5.00%), 6.07%, 05/29/26		1,455	951,387

			5,447,352

Chemicals — 5.1%
Alpha 3 BV, 2017 Term Loan B1, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 01/31/24		1,880	1,806,568
Ascend Performance Materials Operations LLC, 2019 Term Loan B, (3 mo. LIBOR + 5.25%, 1.00% Floor), 6.25%, 08/27/26		1,598	1,565,104
Axalta Coating Systems US Holdings, Inc., Term Loan, (3 mo. LIBOR + 1.75%), 2.06%, 06/01/24		1,160	1,108,096
Charter NEX US Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 05/16/24		1,766	1,686,058
Charter NEX US, Inc., Incremental Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 05/16/24		381	363,885
Chemours Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.93%, 04/03/25		405	381,351
Element Materials Technology Group US Holdings, Inc., 2017 Term Loan B, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/28/24		724	668,794
Encapsys LLC, 2020 Term Loan B2, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 11/07/24(b)		768	733,784
Illuminate Buyer LLC, Term Loan, 1.00%, 06/16/27(i)		1,388	1,365,396
Invictus US LLC,:
1st Lien Term Loan, (3 mo. LIBOR + 3.00%), 4.78%, 03/28/25		477	440,000
2nd Lien Term Loan, (3 mo. LIBOR + 6.75%), 8.53%, 03/30/26		265	209,793
Messer Industries GmbH, 2018 USD Term Loan, (3 mo. LIBOR + 2.50%), 2.81%, 03/01/26		1,776	1,689,691

32	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Par (000)			Value

Chemicals (continued)
Minerals Technologies Inc., 2017 Term Loan B, 1.00%, 02/14/24(b)(i)	USD	315		$305,456
Momentive Performance Materials, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 05/15/24		649		606,415
Oxea Holding Drei GmbH, 2017 Term Loan B2, (1 mo. LIBOR + 3.50%), 3.69%, 10/14/24		1,603		1,471,188
Starfruit Finco BV, 2018 USD Term Loan B, 1.00%, 10/01/25(i)		128		119,476

				14,521,055

Commercial Services & Supplies — 4.8%
Advanced Disposal Services, Inc., Term Loan B3, (1 Week LIBOR + 2.25%), 3.00%, 11/10/23		1,846		1,822,364
Aramark Services, Inc., 2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 1.93%, 03/11/25		95		89,742
Asurion LLC,:
2017 2nd Lien Term Loan, (1 mo. LIBOR + 6.50%), 6.68%, 08/04/25		991		983,567
2017 Term Loan B4, (1 mo. LIBOR + 3.00%), 3.18%, 08/04/22		—	(j)	118
2018 Term Loan B6, (1 mo. LIBOR + 3.00%), 3.18%, 11/03/23		1,946		1,879,812
2018 Term Loan B7, (1 mo. LIBOR + 3.00%), 3.18%, 11/03/24		709		682,416
Creative Artists Agency LLC,:
2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.93%, 11/27/26		523		493,781
2020 Incremental Term Loan B1, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 11/27/26		1,225		1,155,833
Diamond (BC) BV, Term Loan, (3 mo. LIBOR + 3.00%), 3.76%, 09/06/24		1,143		1,048,083
EnergySolutions LLC, 2018 Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/09/25		352		323,087
GFL Environmental, Inc., 2018 USD Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 05/30/25		291		282,417
Harland Clarke Holdings Corp., Term Loan B7, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 11/03/23		283		205,317
KAR Auction Services, Inc., 2019 Term Loan B6, (1 mo. LIBOR + 2.25%), 2.50%, 09/19/26		613		580,350
Prime Security Services Borrower LLC, 2019 Term Loan B1, (12 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 09/23/26		1,369		1,313,776
Verscend Holding Corp., 2018 Term Loan B, (1 mo. LIBOR + 4.50%), 4.68%, 08/27/25		1,660		1,601,073
West Corp., 2017 Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 10/10/24		1,540		1,308,554

				13,770,290

Communications Equipment — 0.3%
Avantor, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.25%, 1.00% Floor), 3.25%, 11/21/24		871		847,069

Construction & Engineering — 1.1%
Brand Energy & Infrastructure Services, Inc., 2017 Term Loan, (3 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 06/21/24		1,743		1,590,878
Ply Gem Midco, Inc., 2018 Term Loan, (1 mo. LIBOR + 3.75%), 3.94%, 04/12/25		265		251,668
SRS Distribution, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.25%), 4.32%, 05/23/25		1,393		1,312,966

				3,155,512

Construction Materials — 2.4%
American Builders & Contractors Supply Co., Inc., 2019 Term Loan, (1 mo. LIBOR + 2.00%), 2.18%, 01/15/27		901		857,355

Security	Par (000)		Value

Construction Materials (continued)
Core & Main LP, 2017 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 08/01/24	USD	3,134	$2,978,725
Filtration Group Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.18%, 03/29/25(b)		1,748	1,660,885
Forterra Finance LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 10/25/23(i)		1,492	1,447,051

			6,944,016

Containers & Packaging — 2.4%
Berry Global, Inc.,:
2019 Term Loan Y, (1 mo. LIBOR + 2.00%), 2.18%, 07/01/26		963	918,496
Term Loan W, (1 mo. LIBOR + 2.00%), 2.18%, 10/01/22		2,946	2,863,883
BWAY Holding Co., 2017 Term Loan B, (3 mo. LIBOR + 3.25%), 4.56%, 04/03/24		1,509	1,350,953
Flex Acquisition Co., Inc., 1st Lien Term Loan, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.43%, 12/29/23		1,328	1,266,232
Pregis TopCo Corp., 1st Lien Term Loan, (1 mo. LIBOR + 4.00%), 4.18%, 07/31/26		389	373,985

			6,773,549

Distributors — 0.5%
TriMark USA LLC, 2017 1st Lien Term Loan, (6 mo. LIBOR + 3.50%), 4.58%, 08/28/24		1,934	1,444,777

Diversified Consumer Services — 3.3%
Amentum Government Services Holdings LLC, Term Loan B, (1 mo. LIBOR + 4.00%), 4.18%, 02/01/27		344	336,975
Ascend Learning LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 07/12/24		971	921,702
BidFair MergerRight, Inc., Term Loan B, (1 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 01/15/27		1,879	1,750,240
Bright Horizons Family Solutions, Inc., 2017 Term Loan B, (PRIME + 0.75%), 4.00%, 11/07/23		1,154	1,117,034
Genuine Financial Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.93%, 07/12/25		1,618	1,444,895
Nomad Foods Europe Midco Ltd., 2017 Term Loan B4, (1 mo. LIBOR + 2.25%), 2.43%, 05/15/24		701	673,789
Serta Simmons Bedding, LLC,:
2020 Super Priority First Out Term Loan, 1.00%, 08/10/23(i)		293	286,765
2020 Super Priority Second Out Term Loan, (2 mo. LIBOR + 7.50%), 8.50%, 08/10/23		460	383,268
TruGreen LP, 2019 Term Loan, (1 mo. LIBOR + 3.75%), 3.93%, 03/19/26		1,154	1,116,379
Uber Technologies, Inc., 2018 Incremental Term Loan, (1 mo. LIBOR + 3.50%), 3.68%, 07/13/23		1,324	1,258,154

			9,289,201

Diversified Financial Services — 3.2%
Advisor Group, Inc., 2019 Term Loan, (1 mo. LIBOR + 5.00%), 5.18%, 07/31/26		1,128	1,041,735
AlixPartners LLP, 2017 Term Loan B, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 04/04/24		2,720	2,624,049
Allsup’s Convenience Stores, Inc., Term Loan, (1 mo. LIBOR + 6.25%), 6.43%, 11/18/24		497	478,173
EG Finco Ltd., 2018 Term Loan, (6 mo. LIBOR + 4.00%), 5.07%, 02/07/25		751	703,819
Kingpin Intermediate Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 07/03/24		1,050	893,982
SMG US Midco 2, Inc., 2020 Term Loan, (3 mo. LIBOR + 2.50%), 3.52%, 01/23/25(b)		964	847,885

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified Financial Services (continued)
SSH Group Holdings, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 4.56%, 07/30/25(b)	USD	319	$295,030
VS Buyer LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 02/28/27		1,317	1,267,324
Ziggo Financing Partnership, USD Term Loan I, (1 mo. LIBOR + 2.50%), 2.68%, 04/30/28		1,003	944,284

			9,096,281

Diversified Telecommunication Services — 2.3%
Hargray Communications Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 05/16/24		890	849,695
Iridium Satellite LLC, Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 11/04/26(i)		1,086	1,063,887
Level 3 Financing, Inc., 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 1.93%, 03/01/27		1,183	1,116,521
MTN Infrastructure TopCo, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/15/24		1,428	1,365,233
Northwest Fiber LLC, Term Loan B, (3 mo. LIBOR + 5.50%), 5.67%, 05/21/27(b)		593	587,070
TDC A/S, EUR Term Loan, (EURIBOR + 3.00%), 3.00%, 06/04/25	EUR	819	890,540
Virgin Media Investment Holdings Ltd., Term Loan L, (LIBOR - GBP + 3.25%), 3.34%, 01/15/27	GBP	600	715,120

			6,588,066

Electric Utilities — 0.6%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Term Loan, 1.00%, 11/10/20(a)(b)(e)	USD	1,050	—
Pacific Gas & Electric Co., 2020 Exit Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/23/25		1,832	1,797,650

			1,797,650

Energy Equipment & Services — 1.1%
Gates Global LLC, 2017 Repriced Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 04/01/24(i)		2,388	2,294,672
GrafTech Finance, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 02/12/25		956	928,528

			3,223,200

Equity Real Estate Investment Trusts (REITs) — 1.6%
Claros Mortgage Trust, Inc., Term Loan B, (1 mo. LIBOR + 3.25%), 3.44%, 08/09/26(b)		451	417,577
Cushman & Wakefield U.S. Borrower LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 08/21/25		1,341	1,259,871
RHP Hotel Properties LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.18%, 05/11/24		451	423,262
VICI Properties 1 LLC, Replacement Term Loan B, (1 mo. LIBOR + 1.75%), 1.94%, 12/20/24		2,668	2,480,762

			4,581,472

Food & Staples Retailing — 1.1%
Hearthside Food Solutions LLC,:
2018 Incremental Term Loan, (1 mo. LIBOR + 4.00%), 4.18%, 05/23/25		590	561,682
2018 Term Loan B, (1 mo. LIBOR + 3.68%), 3.87%, 05/23/25		524	496,982
2020 Incremental Term Loan B3, (1 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 05/23/25		103	100,168
US Foods, Inc.,:
2016 Term Loan B, (1 mo. LIBOR + 1.75%), 1.93%, 06/27/23		1,626	1,525,102
2019 Term Loan B, (3 mo. LIBOR + 2.00%), 3.07%, 09/13/26	USD	403	374,596

			3,058,530

Security	Par (000)		Value

Food Products — 3.9%
8th Avenue Food & Provisions, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.50%), 3.68%, 10/01/25	USD	677	$655,159
B&G Foods, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.50%), 2.68%, 10/10/26		110	107,937
Chobani LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 10/10/23		2,331	2,236,037
Froneri International Ltd.,:
2020 USD 2nd Lien Term Loan, (1 mo. LIBOR + 5.75%), 5.93%, 01/31/28		139	131,703
2020 USD Term Loan, (1 mo. LIBOR + 2.25%), 2.43%, 01/29/27		3,230	3,030,160
Hostess Brands LLC, 2019 Term Loan, (3 mo. LIBOR + 2.25%), 3.01%, 08/03/25		856	824,696
JBS USA LUX SA, 2019 Term Loan B, (2 mo. LIBOR + 2.00%), 3.07%, 05/01/26		322	306,398
Pathway Vet Alliance LLC,(i):
2020 Delayed Draw Term Loan, 1.00%, 03/31/27		27	26,298
2020 Term Loan, 1.00%, 03/31/27		334	323,579
Reynolds Group Holdings, Inc., 2017 Term Loan, (1 mo. LIBOR + 2.75%), 2.93%, 02/05/23		3,678	3,504,372

			11,146,339

Health Care Equipment & Supplies — 1.5%
Immucor, Inc., Extended Term Loan B, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 06/15/21		1,784	1,712,390
Mallinckrodt International Finance SA, Term Loan B, (3 mo. LIBOR + 2.75%), 3.50%, 09/24/24		492	366,680
Ortho-Clinical Diagnostics SA, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 06/30/25		2,197	2,050,112

			4,129,182

Health Care Providers & Services — 3.2%
AHP Health Partners, Inc., 2018 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 06/30/25		491	471,372
CHG Healthcare Services, Inc., 2017 1st Lien Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.07%, 06/07/23		1,177	1,131,959
Da Vinci Purchaser Corp., 2019 Term Loan, (6 mo. LIBOR + 4.00%, 1.00% Floor), 5.24%, 01/08/27		600	582,750
DentalCorp Perfect Smile ULC, 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 06/06/25		435	386,482
Envision Healthcare Corp., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.93%, 10/10/25		1,350	880,775
EyeCare Partners LLC,:
2020 2nd Lien Term Loan, (3 mo. LIBOR + 8.25%), 8.56%, 02/18/28		780	663,000
2020 Term Loan, (3 mo. LIBOR + 3.75%), 4.06%, 02/05/27		859	771,120
Gentiva Health Services, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.25%), 3.44%, 07/02/25		1,459	1,410,007
HC Group Holdings II, Inc., Term Loan B, (1 mo. LIBOR + 4.50%), 4.68%, 08/06/26		1,422	1,379,199
MPH Acquisition Holdings LLC, 2016 Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 06/07/23		226	214,435
nThrive, Inc., 2016 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 10/20/22		822	674,033
Team Health Holdings, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 02/06/24		526	400,487

			8,965,619

34	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Health Care Services — 0.8%
Emerald TopCo., Inc., Term Loan, (3 mo. LIBOR + 3.50%), 4.26%, 07/24/26(b)	USD	1,299	$1,256,610
WP CityMD Bidco LLC, 2019 Term Loan B, (6 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 08/13/26		1,080	1,061,773

			2,318,383

Health Care Technology — 1.1%
Change Healthcare Holdings, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 03/01/24		2,233	2,140,588
GoodRx, Inc., 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.93%, 10/10/25		647	615,812
Quintiles IMS, Inc., 2017 Term Loan B, (1 mo. LIBOR + 1.75%), 2.50%, 03/07/24		307	296,594

			3,052,994

Hotels, Restaurants & Leisure — 6.5%
1011778 B.C. Unlimited Liability Co., Term Loan B4, (1 mo. LIBOR + 1.75%), 1.93%, 11/19/26		1,919	1,814,936
Aimbridge Acquisition Co., Inc., 2019 Term Loan B, (1 mo. LIBOR + 3.75%), 3.93%, 02/02/26		268	231,714
Aristocrat Leisure Ltd., 2020 Incremental Term Loan B, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/24		621	614,790
Aristocrat Technologies, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 1.75%), 2.86%, 10/19/24		855	810,282
Boyd Gaming Corp., Term Loan B3, (1 Week LIBOR + 2.25%), 2.36%, 09/15/23		711	667,101
Caesars Resort Collection LLC,:
2017 1st Lien Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 12/23/24		2,129	1,887,625
2020 Term Loan, 1.00%, 06/19/25(i)		2,278	2,137,060
CCM Merger, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 3.00%, 08/08/21		807	780,925
Four Seasons Hotels Ltd., 1st Lien Term Loan, (1 mo. LIBOR + 2.00%), 2.18%, 11/30/23		840	794,109
Gateway Casinos & Entertainment Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 3.31%, 03/13/25		93	75,062
Golden Nugget LLC, 2017 Incremental Term Loan B, (2 mo. LIBOR + 2.50%), 3.25%, 10/04/23(i)		1,135	896,504
Golden Nugget, Inc., 2020 Initial Term Loan, (3 mo. LIBOR + 12.00%, 1.00% Floor), 13.00%, 10/04/23(b)(i)		110	109,684
IRB Holding Corp, 2020 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 02/05/25		1,583	1,458,335
KFC Holding Co., 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.94%, 04/03/25		867	828,684
Playa Resorts Holding BV, 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 04/29/24		372	312,134
Playtika Holding Corp., Term Loan B, (3 mo. LIBOR + 6.00%, 1.00% Floor), 7.07%, 12/10/24		910	908,121
Scientific Games International, Inc., 2018 Term Loan B5, (6 mo. LIBOR + 2.75%), 3.61%, 08/14/24		655	577,474
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3 mo. LIBOR + 3.50%), 3.81%, 07/10/25		666	661,520
Station Casinos LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.25%), 2.50%, 02/08/27(i)		1,287	1,168,107
Whatabrands LLC, 2020 Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 07/31/26		1,487	1,421,390
Wyndham Hotels & Resorts, Inc., Term Loan B, (1 mo. LIBOR + 1.75%), 1.93%, 05/30/25		345	324,676

			18,480,233

Security	Par (000)		Value

Household Durables — 0.4%
Reynolds Consumer Products LLC, Term Loan, (1 mo. LIBOR + 1.75%), 1.93%, 02/04/27	USD	1,083	$1,042,077

Independent Power and Renewable Electricity Producers — 1.0%
Calpine Construction Finance Co. LP, 2017 Term Loan B, (1 mo. LIBOR + 2.00%), 2.18%, 01/15/25		318	305,930
Calpine Corp.,:
2019 Term Loan B10, (1 mo. LIBOR + 2.00%), 2.18%, 08/12/26		478	459,022
Term Loan B9, (1 mo. LIBOR + 2.25%), 2.43%, 04/05/26		2,244	2,160,749

			2,925,701

Industrial Conglomerates — 2.4%
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan, (3 mo. LIBOR + 5.00%, 1.00% Floor), 6.00%, 11/28/21		826	751,405
Vertical US Newco Inc, USD Term Loan B, 1.00%, 07/01/27(b)(i)		1,191	1,173,135
Vertiv Group Corp., Term Loan B, (1 mo. LIBOR + 3.00%), 3.18%, 03/02/27		5,323	5,016,607

			6,941,147

Insurance — 4.3%
Alliant Holdings I, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 05/09/25		2,022	1,911,997
Alliant Holdings Intermediate LLC, Term Loan B, (1 mo. LIBOR + 3.25%), 3.44%, 05/09/25		641	610,090
AmWINS Group, Inc., 2017 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 01/25/24		1,746	1,693,119
AssuredPartners Capital, Inc., 2020 Incremental Term Loan B, (3 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/12/27		423	414,481
AssuredPartners, Inc., 2020 Term Loan B, (1 mo. LIBOR + 3.50%), 3.68%, 02/12/27		892	850,957
Davis Vision, Inc., 1st Lien Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 12/02/24		580	554,556
Hub International Ltd.,:
2018 Term Loan B, (3 mo. LIBOR + 3.00%), 4.02%, 04/25/25		1,946	1,847,208
2019 Incremental Term Loan B, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 04/25/25		548	537,769
Sedgwick Claims Management Services, Inc.,:
2019 Term Loan B, (1 mo. LIBOR + 4.00%), 4.18%, 09/03/26		1,122	1,073,842
2020 Term Loan B3, (1 mo. LIBOR + 4.25%, 1.00% Floor), 5.25%, 09/03/26		818	792,094
Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 12/31/25		1,945	1,831,864

			12,117,977

Interactive Media & Services — 1.6%
Ancestry.com Operations Inc., 2019 Extended Term Loan B, (1 mo. LIBOR + 4.25%), 5.25%, 08/27/26		493	466,036
Ancestry.com Operations, Inc., Non-Extended Term Loan B, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 10/19/23(b)		2,019	1,928,233
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan, (2 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/03/23		234	222,629
TierPoint LLC, 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.75%, 1.00% Floor), 4.75%, 05/06/24		768	728,850
ZPG PLC, 2018 Term Loan B, (LIBOR - GBP + 4.25%), 4.35%, 07/23/25	GBP	1,000	1,163,428

			4,509,176

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

IT Services — 5.1%
Camelot U.S. Acquisition 1 Co., Term Loan B, (1 mo. LIBOR + 3.00%), 3.18%, 10/30/26	USD	2,365	$2,286,401
Epicor Software Corp., 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 06/01/22		1,123	1,097,740
Evertec Group LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 3.68%, 11/27/24		536	517,110
Flexential Intermediate Corp., 2nd Lien Term Loan, (3 mo. LIBOR + 7.25%, 1.00% Floor), 7.59%, 08/01/25		605	258,384
Greeneden US Holdings II LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 12/01/23(i)		2,480	2,381,816
GreenSky Holdings, LLC, 2020 Term Loan B2, (3 mo. LIBOR + 4.50%), 5.50%, 03/29/25(b)		969	939,930
Presidio, Inc., 2020 Term Loan B, (3 mo. LIBOR + 3.50%), 4.27%, 01/22/27		522	501,992
PUG LLC, USD Term Loan, (1 mo. LIBOR + 3.50%), 3.68%, 02/12/27		1,994	1,727,242
Trans Union LLC, 2019 Term Loan B5, (1 mo. LIBOR + 1.75%), 1.93%, 11/16/26		2,098	2,003,183
WEX, Inc., Term Loan B3, (1 mo. LIBOR + 2.25%), 2.43%, 05/15/26		2,951	2,819,824

			14,533,622

Leisure Products — 0.2%
MND Holdings III Corp., 2018 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/19/24		626	466,381

Life Sciences Tools & Services — 1.9%
Albany Molecular Research, Inc., 2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 08/30/25		240	228,120
eResearchTechnology, Inc., 2020 1st Lien Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 02/04/27		1,336	1,306,274
Sotera Health Holdings LLC, 2019 Term Loan, (1 mo. LIBOR + 4.50%, 1.00% Floor), 5.50%, 12/11/26		4,019	3,917,989

			5,452,383

Machinery — 1.7%
Columbus McKinnon Corp., 2018 Term Loan B, (3 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 01/31/24(b)		82	78,922
Ingersoll-Rand Global Holding Co. Ltd., 2020 USD Spinco Term Loan, (1 mo. LIBOR + 1.75%), 1.93%, 03/01/27		1,413	1,341,909
Terex Corp., 2019 Term Loan B1, (1 mo. LIBOR + 2.75%), 3.50%, 01/31/24(b)		198	193,550
Titan Acquisition Ltd., 2018 Term Loan B, (3 mo. LIBOR + 3.00%), 3.36%, 03/28/25		3,445	3,142,462

			4,756,843

Media — 16.7%
Altice Financing SA,(i):
2017 Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 07/15/25		706	666,443
USD 2017 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.93%, 01/31/26		975	918,405
Altice France SA, 2018 Term Loan B13, (1 mo. LIBOR + 4.00%), 4.18%, 08/14/26		2,186	2,096,914
Charter Communications Operating LLC, 2019 Term Loan B1, (1 mo. LIBOR + 1.75%), 1.93%, 04/30/25		2,736	2,631,408
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3 mo. LIBOR + 3.50%), 4.26%, 08/21/26		4,049	3,660,617
Connect Finco Sarl, Term Loan B, (1 mo. LIBOR + 4.50%), 5.50%, 12/11/26		6,858	6,433,915

Security	Par (000)		Value

Media (continued)
CSC Holdings LLC,:
2017 1st Lien Term Loan, (1 mo. LIBOR + 2.25%), 2.43%, 07/17/25	USD	1,340	$1,264,338
2019 Term Loan B5, (1 mo. LIBOR + 2.50%), 2.68%, 04/15/27		1,320	1,249,637
Diamond Sports Group LLC, Term Loan, (3 mo. LIBOR + 3.25%), 3.43%, 08/24/26		318	258,106
Gray Television, Inc.,:
2017 Term Loan B, (1 mo. LIBOR + 2.25%), 2.42%, 02/07/24		371	358,137
2018 Term Loan C, (1 mo. LIBOR + 2.50%), 2.67%, 01/02/26		503	485,944
Intelsat Jackson Holdings SA,:
2017 Term Loan B3, (PRIME + 4.75%), 8.00%, 11/27/23		245	243,317
2020 DIP Term Loan, (3 mo. LIBOR + 3.60%), 3.60%, 07/14/21(i)		43	43,665
Learfield Communications LLC, 2016 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 3.43%, 12/01/23		2,683	1,997,838
Liberty Latin America Ltd., Term Loan B, (1 mo. LIBOR + 5.00%), 5.19%, 10/15/26		799	791,010
Lions Gate Capital Holdings LLC, 2018 Term Loan B, (1 mo. LIBOR + 2.25%), 2.43%, 03/24/25		842	794,287
Live Nation Entertainment, Inc., Term Loan B4, (1 mo. LIBOR + 1.75%), 2.00%, 10/17/26(i)		1,392	1,275,092
MCC Iowa LLC, Term Loan N, (1 Week LIBOR + 1.75%), 1.86%, 02/15/24		325	315,573
MH Sub I LLC,:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.75%), 4.57%, 09/13/24		2,196	2,109,724
2020 Incremental Term Loan, (3 mo. LIBOR + 3.75%, 1.00% Floor), 4.06%, 09/13/24		501	482,212
Midcontinent Communications, 2019 Term Loan B, (1 mo. LIBOR + 1.75%), 1.93%, 08/15/26(b)		454	433,755
Nexstar Broadcasting, Inc., 2019 Term Loan B4, (1 mo. LIBOR + 2.75%), 2.92%, 09/18/26		922	875,269
PSAV Holdings LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 03/03/25		2,367	1,692,507
Radiate Holdco LLC, 1st Lien Term Loan, (1 mo. LIBOR + 3.00%), 3.75%, 02/01/24		1,404	1,337,017
Sinclair Television Group, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%), 2.43%, 01/03/24		612	581,767
Terrier Media Buyer, Inc., Term Loan B, (1 mo. LIBOR + 4.25%), 4.43%, 12/17/26		1,943	1,848,815
Trader Corp., 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 09/28/23(b)		2,331	2,243,646
UFC Holdings LLC, 2019 Term Loan, (6 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 04/29/26(i)		453	431,691
Virgin Media Bristol LLC, USD Term Loan N, (1 mo. LIBOR + 2.50%), 2.68%, 01/31/28(i)		1,461	1,392,094
William Morris Endeavor Entertainment LLC, 2018 1st Lien Term Loan, (1 mo. LIBOR + 2.75%), 2.93%, 05/18/25		1,849	1,501,614
Zayo Group Holdings, Inc., USD Term Loan, (1 mo. LIBOR + 3.00%), 3.18%, 03/09/27(i)		7,619	7,215,011

			47,629,768

Metals & Mining — 1.0%
Ball Metalpack LLC, 2018 1st Lien Term Loan B, (3 mo. LIBOR + 4.50%), 4.86%, 07/31/25		1,104	1,010,265
Equinox Holdings, Inc., 2017 1st Lien Term Loan, (6 mo. LIBOR + 3.00%, 1.00% Floor), 4.07%, 03/08/24		2,416	1,852,806

			2,863,071

36	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Multiline Retail — 0.3%
Eyemart Express LLC, 2017 Term Loan B, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 08/04/24	USD	588	$533,939
Neiman Marcus Group Ltd LLC,:
2020 DIP Term Loan, (3 mo. LIBOR + 12.75%), 14.00%, 10/07/20		118	120,664
2020 Exit Term Loan, 1.00%, 05/08/25(b)(i)		172	174,172
Neiman Marcus Group Ltd. LLC, Cash Pay Extended Term Loan, (PRIME + 5.00%), 8.25%, 10/25/23		589	149,009

			977,784

Oil & Gas Equipment & Services — 0.3%
McDermott Technology Americas, Inc.,:
2018 1st Lien Term Loan, (PRIME + 4.00%), 7.25%, 05/09/25		1,062	364,445
2020 SP DIP Roll Up Term Loan, (3 mo. LIBOR + 9.00%, 1.00% Floor), 9.36%, 10/21/20(i)		462	457,616

			822,061

Oil, Gas & Consumable Fuels — 0.5%
California Resources Corp., Second Out Term Loan, (3 mo. LIBOR + 10.37%, 1.00% Floor), 11.38%, 12/31/21		1,073	48,283
Edgewater Generation LLC, Term Loan, (1 mo. LIBOR + 3.75%), 3.93%, 12/13/25		931	888,150
EG Group Ltd., 2018 Term Loan B, (6 mo. LIBOR + 4.00%), 5.07%, 02/07/25		484	453,220

			1,389,653

Personal Products — 1.0%
Sunshine Luxembourg VII Sarl, USD 1st Lien Term Loan, (6 mo. LIBOR + 4.25%, 1.00% Floor), 5.32%, 10/01/26(i)		2,987	2,853,935

Pharmaceuticals — 3.7%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.50%), 3.69%, 05/04/25		1,226	1,117,170
Catalent Pharma Solutions, Inc., Term Loan B2, (1 mo. LIBOR + 2.25%, 1.00% Floor), 3.25%, 05/18/26		1,272	1,255,200
Elanco Animal Health Incorporated, Term Loan B, 1.00%, 02/04/27(i)		860	818,743
Grifols Worldwide Operations USA, Inc., USD 2019 Term Loan B, (1 Week LIBOR + 2.00%), 2.11%, 11/15/27		1,346	1,293,531
Jaguar Holding Co. II, 2018 Term Loan, (1 mo. LIBOR + 2.50%, 1.00% Floor), 3.50%, 08/18/22		2,107	2,078,687
Valeant Pharmaceuticals International, Inc., 2018 Term Loan B, (1 mo. LIBOR + 3.00%), 3.19%, 06/02/25		4,007	3,888,270

			10,451,601

Professional Services — 1.7%
Cast and Crew Payroll LLC, 2019 1st Lien Term Loan, (1 mo. LIBOR + 3.75%), 3.93%, 02/09/26		701	637,354
Dun & Bradstreet Corp., Term Loan, (1 mo. LIBOR + 4.00%), 4.18%, 02/06/26(i)		2,958	2,876,646
SIRVA Worldwide, Inc., 2018 1st Lien Term Loan, (3 mo. LIBOR + 5.50%), 5.86%, 08/04/25		771	557,389
STG-Fairway Holdings LLC, Term Loan B, (3 mo. LIBOR + 3.50%), 4.57%, 01/31/27(i)		964	896,115

			4,967,504

Real Estate Management & Development — 0.5%
CityCenter Holdings LLC, 2017 Term Loan B, (1 mo. LIBOR + 2.25%), 3.00%, 04/18/24		1,569	1,423,191

Road & Rail — 1.3%
Lineage Logistics Holdings LLC, 2018 Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 02/27/25		2,521	2,436,583

Security	Par (000)		Value

Road & Rail (continued)
Moda Ingleside Energy Center LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 09/29/25	USD	446	$432,596
Road Infrastructure Investment LLC, 2016 1st Lien Term Loan, (3 mo. LIBOR + 3.50%, 1.00% Floor), 4.50%, 06/13/23		833	727,084

			3,596,263

Semiconductors & Semiconductor Equipment — 0.3%
Microchip Technology, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.00%), 2.18%, 05/29/25		523	503,514
ON Semiconductor Corp., 2019 Term Loan B, (1 mo. LIBOR + 2.00%), 2.18%, 09/19/26		393	376,694

			880,208

Software — 22.4%
Applied Systems, Inc.,:
2017 1st Lien Term Loan, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 09/19/24		2,364	2,293,916
2017 2nd Lien Term Loan, (3 mo. LIBOR + 7.00%, 1.00% Floor), 8.00%, 09/19/25		449	446,259
BMC Software Finance, Inc., 2017 Term Loan, (1 mo. LIBOR + 4.25%), 4.43%, 10/02/25(i)		1,444	1,362,570
Castle US Holding Corp., USD Term Loan B, (3 mo. LIBOR + 3.75%), 4.06%, 01/29/27		1,853	1,686,349
Cornerstone OnDemand, Inc., Term Loan B, (2 mo. LIBOR + 4.25%), 5.35%, 04/22/27		742	729,482
Cypress Intermediate Holdings III, Inc., 2017 1st Lien Term Loan, (1 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 04/29/24		1,166	1,124,829
Digicel International Finance Ltd., 2017 Term Loan B, (6 mo. LIBOR + 3.25%), 4.25%, 05/28/24		718	600,697
DTI Holdco, Inc., 2018 Term Loan B, (3 mo. LIBOR + 4.75%, 1.00% Floor), 5.75%, 09/30/23		1,004	799,667
Ellie Mae, Inc., Term Loan, (3 mo. LIBOR + 3.75%), 4.06%, 04/17/26		2,633	2,545,258
Financial & Risk US Holdings, Inc., 2018 USD Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 10/01/25		3,801	3,708,403
Informatica LLC,:
2020 USD 2nd Lien Term Loan, (Fixed + 7.12%), 7.13%, 02/25/25		802	800,997
2020 USD Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 02/25/27		5,051	4,823,593
Kronos, Inc.,:
2017 Term Loan B, (1 mo. LIBOR + 3.00%), 3.18%, 11/01/23(i)		4,463	4,453,134
2nd Lien Term Loan, (1 mo. LIBOR + 8.25%, 1.00% Floor), 9.25%, 11/01/24		1,441	1,440,477
McAfee LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.75%), 3.93%, 09/30/24		2,164	2,101,853
Mitchell International, Inc.,:
2017 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 11/29/24		1,363	1,268,072
2017 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.43%, 12/01/25		523	463,150
Renaissance Holding Corp., 2018 Add On Term Loan, (3 mo. LIBOR + 3.25%), 4.01%, 05/30/25		426	409,389
RP Crown Parent LLC, 2016 Term Loan B, (1 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 10/12/23		2,387	2,312,034
Severin Acquisition LLC, 2018 Term Loan B, (1 mo. LIBOR + 3.25%), 3.43%, 08/01/25		2,288	2,191,151
SolarWinds Holdings, Inc., 2018 Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 02/05/24		2,075	2,008,800
Solera LLC, Term Loan B, (1 mo. LIBOR + 2.75%), 2.93%, 03/03/23		1,819	1,752,582

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Software (continued)
Sophia LP, 2017 Term Loan B, (3 mo. LIBOR + 3.25%, 1.00% Floor), 4.25%, 09/30/22	USD	3,171	$3,091,824
SS&C Technologies Holdings Europe Sarl, 2018 Term Loan B4, (1 mo. LIBOR + 1.75%), 1.93%, 04/16/25		563	537,629
SS&C Technologies, Inc.,:
2018 Term Loan B3, (1 mo. LIBOR + 1.75%), 1.93%, 04/16/25		801	765,317
2018 Term Loan B5, (1 mo. LIBOR + 1.75%), 1.93%, 04/16/25		1,001	952,618
Tempo Acquisition LLC, Term Loan, (1 mo. LIBOR + 2.75%), 2.93%, 05/01/24		3,247	3,076,971
Tibco Software Inc.,:
2020 2nd Lien Term Loan, (1 mo. LIBOR + 7.25%), 7.43%, 03/03/28		2,104	2,016,005
2020 Term Loan B, (1 mo. LIBOR + 3.75%), 3.93%, 06/30/26(b)		2,946	2,776,560
Ultimate Software Group, Inc.,:
2020 2nd Lien Incremental Term Loan, 1.00%, 05/03/27		1,225	1,243,375
2020 Incremental Term Loan B, 1.00%, 05/04/26(i)		3,768	3,716,793
Term Loan B, (1 mo. LIBOR + 3.75%), 3.93%, 05/04/26(i)		3,592	3,474,251
Vertafore, Inc., 2018 1st Lien Term Loan, (1 mo. LIBOR + 3.25%), 3.43%, 07/02/25		2,833	2,664,477

			63,638,482

Specialty Retail — 2.9%
Belron Finance US LLC,:
2018 Term Loan B, (3 mo. LIBOR + 2.50%), 2.93%, 11/13/25		275	264,853
2019 USD Term Loan B, (3 mo. LIBOR + 2.50%), 3.26%, 10/30/26		672	646,439
USD Term Loan B, (3 mo. LIBOR + 2.50%), 2.97%, 11/07/24		1,472	1,418,881
CD&R Firefly Bidco Ltd., 2018 GBP Term Loan B1, (LIBOR - GBP + 4.50%), 5.18%, 06/23/25	GBP	1,000	1,193,873
IAA, Inc., Term Loan B, (1 mo. LIBOR + 2.25%), 2.44%, 06/28/26	USD	506	482,547
MED ParentCo LP,:
1st Lien Delayed Draw Term Loan, (3 mo. LIBOR + 4.25%), 4.61%, 08/31/26		152	136,805
1st Lien Term Loan, (3 mo. LIBOR + 4.25%), 4.61%, 08/31/26		864	779,714
Midas Intermediate Holdco II LLC, Incremental Term Loan B, (3 mo. LIBOR + 2.75%, 1.00% Floor), 3.75%, 08/18/21		756	679,664
PetSmart, Inc., Term Loan B2, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 03/11/22(i)		2,001	1,971,527
Research Now Group, Inc., 2017 1st Lien Term Loan, (3 mo. LIBOR + 5.50%, 1.00% Floor), 6.50%, 12/20/24		761	696,808

			8,271,111

Technology Hardware, Storage & Peripherals — 0.7%
Electronics for Imaging, Inc., Term Loan, (1 mo. LIBOR + 5.00%), 5.18%, 07/23/26(b)(i)		866	675,498
Western Digital Corp., 2018 Term Loan B4, (3 mo. LIBOR + 1.75%), 1.92%, 04/29/23		1,218	1,182,613

			1,858,111

Thrifts & Mortgage Finance — 0.6%
IG Investment Holdings LLC, 2018 1st Lien Term Loan, (3 mo. LIBOR + 4.00%, 1.00% Floor), 5.00%, 05/23/25(i)		1,878	1,739,430

Security	Par (000)		Value

Trading Companies & Distributors — 0.8%
HD Supply, Inc., Term Loan B5, (1 mo. LIBOR + 1.75%), 1.93%, 10/17/23	USD	2,384	$2,300,319

Utilities — 0.4%
ExGen Renewables IV LLC, Term Loan B, (3 mo. LIBOR + 3.00%, 1.00% Floor), 4.00%, 11/28/24		1,321	1,278,423

Wireless Telecommunication Services — 3.1%
Ligado Networks LLC, PIK Exit Term Loan (9.75% PIK), 0.00%, 12/07/20(d)		107	94,083
SBA Senior Finance II LLC, 2018 Term Loan B, (1 mo. LIBOR + 1.75%), 1.93%, 04/11/25		2,588	2,486,004
T-Mobile USA, Inc., 2020 Term Loan, (1 mo. LIBOR + 3.00%), 3.18%, 04/01/27		4,092	4,083,161
Xplornet Communications, Inc., 2020 Term Loan B, (1 mo. LIBOR + 4.75%), 4.93%, 05/29/27(i)		2,350	2,238,375

			8,901,623

Total Floating Rate Loan Interests — 135.2% (Cost — $408,302,713)			384,772,107

		Shares
Investment Companies — 5.4%

Equity Fund — 0.1%
SPDR S&P Oil & Gas Exploration & Production ETF		3,125	163,063

Fixed Income Funds — 5.3%
Invesco Senior Loan ETF		33,000	704,550
iShares iBoxx $ Investment Grade Corporate Bond ETF(m)		30,000	4,035,000
iShares iBoxx $ High Yield Corporate Bond ETF(m)		128,000	10,447,360

			15,186,910

Total Investment Companies — 5.4% (Cost — $15,281,386)			15,349,973

		Investment Value (000)
Other Interests(k) — 0.0%

Auto Components — 0.0%
Lear Corp. Escrow(a)(b)(e)	USD	500	5

IT Services — 0.0%
Millennium Corp.(a)(b)		991	—
Millennium Lender Claims(a)(b)		930	—

			—

Total Other Interests — 0.0% (Cost — $—)			5

		Shares

Warrants — 0.0%

Metals & Mining — 0.0%
AFGlobal Corp. (Expires 12/20/20)(b)		2,642	—

38	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Floating Rate Income Trust (BGT) (Percentages shown are based on Net Assets)

Security		Shares	Value

Software — 0.0%
Bankruptcy Management Solutions, Inc. (Expires 07/01/20)(b)		292	$—

Total Warrants — 0.0% (Cost — $2,743)			—

Total Long-Term Investments — 148.1% (Cost — $445,084,420)			421,304,369

Short-Term Securities — 0.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.11%(l)(m)	USD	650,229	650,229

Total Short-Term Securities — 0.2% (Cost — $650,229)			650,229

Total Investments — 148.3% (Cost — $445,734,649)			421,954,598

Liabilities in Excess of Other Assets — (48.3)%			(137,405,958)

Net Assets — 100.0%			$284,548,640

(a)	Non-income producing security.
(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Convertible security.
(g)	When-issued security.
(h)	Variable rate security. Rate shown is the rate in effect as of period end.
(i)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(j)	Amount is less than 500.
(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(l)	Annualized 7-day yield as of period end.

(m)

Investments in issuers considered to be an affiliate/affiliates of the Trust during the six months ended June 30, 2020 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Shares Held at 12/31/19	Shares Purchased		Shares Sold	Shares Held at 06/30/20	Value at 06/30/20	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	650,229	(b)	—	650,229	$650,229	$4,155	$—	$—
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	30,000		—	30,000	4,035,000	13,814	—	154,110
iShares iBoxx $ High Yield Corporate Bond ETF	—	128,000		—	128,000	10,447,360	66,873	—	43,463

						$15,132,589	$84,842	$—	$197,573

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased(sold).

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Floating Rate Income Trust (BGT)

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	759,000	USD	852,281	State Street Bank and Trust Co.	07/06/20	$525
GBP	2,366,000	USD	2,910,250	BNP Paribas S.A.	07/06/20	21,530

						22,055

USD	847,064	EUR	761,000	UBS AG	07/06/20	(7,989)
USD	2,920,366	GBP	2,371,000	State Street Bank and Trust Co.	07/06/20	(17,610)
USD	852,836	EUR	759,000	State Street Bank and Trust Co.	08/05/20	(529)
USD	2,910,778	GBP	2,366,000	BNP Paribas S.A.	08/05/20	(21,579)

						$(47,707)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Termination Date	Credit Rating (a)	Notional Amount (000) (b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.34.V6	5.00%	Quarterly	06/20/25	B	USD	7,933	$(44,803)	$(2,311)	$(42,492)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

Balances Reported in the Statements of Assets and Liabilities for Centrally Cleared Swaps

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps(a)	$—	$(2,311)	$—	$(42,492)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	$—	$—	$—	$22,055	$—	$—	$22,055

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts
Unrealized depreciation on forward foreign currency exchange contracts	$—	$—	$—	$47,707	$—	$—	$47,707

Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps(a)	—	42,492	—	—	—	—	42,492

	$—	$42,292	$—	$47,707	$—	$—	$90,199

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in all funds, accumulated earnings (loss) .

40	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Floating Rate Income Trust (BGT)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

For six months ended June 30, 2020, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	$—	$—	$—	$151,718	$—	$—	$151,718
Options purchased(a)	—	—	(65,618)	—	—	—	(65,618)
Swaps	—	(74,775)	—	—	—	—	(74,775)

	$—	$(74,775)	$(65,618)	$151,718	$—	$—	$11,325

(a) Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	$—	$—	$—	$71,503	$—	$—	$71,503
Options purchased(a)			(40,820)				(40,820)
Swaps	—	(42,492)	—	—	—	—	(42,492)

	$—	$(42,492)	$(40,820)	$71,503	$—	$—	$(11,809)

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$7,645,576
Average amounts sold — in USD	3,790,102
Options:
Average value of option contracts purchased	—	(a)
Credit default swaps
Average notional value — sell protection	3,966,250

(a)	Derivative not held at quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Forward foreign currency exchange contracts	$22,055	$47,707
Swaps — Centrally cleared	—	54,058

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$22,055	$101,765

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(54,058)

Total derivative assets and liabilities subject to an MNA	$22,055	$47,707

The following table presents the Trust’s derivative assets (and liabilities) by counterparty net of amounts available for offset under an MNA and net of the related collateral received (and pledged ) by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets (b)
BNP Paribas S.A.	$21,530	$(21,530)	$—	$—	$—
State Street Bank and Trust Co.	525	(525)	—	—	—

	$22,055	$(22,055)	$—	$—	$—

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Floating Rate Income Trust (BGT)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities (b)
BNP Paribas S.A.	$21,579	$(21,530)	$—	$—	$49
State Street Bank and Trust Co.	18,139	(525)	—	—	17,614
UBS AG	7,989	—	—	—	7,989

	$47,707	$(22,055)	$—	$—	$25,652

(a)	The amount of derivatives available for offset is limited to the amount of derivative asset and/or liabilities that are subject to an MNA
(b)	Net amount represents the net amount payable due to counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks	$85,656	$20,809	$51,107	$157,572
Corporate Bonds	—	21,024,712	—	21,024,712
Floating Rate Loan Interests	—	366,853,942	17,918,165	384,772,107
Investment Companies	15,349,973	—	—	15,349,973
Other Interests	—	—	5	5
Short-Term Securities	650,229	—	—	650,229
Unfunded Floating Rate Loan Interests(a)	—	1,234	—	1,234
Liabilities:
Unfunded Floating Rate Loan Interests(a)	—	(26,035)	—	(26,035)

Total	$16,085,858	$387,874,662	$17,969,277	$421,929,797

Derivative Financial Instruments(b)
Assets:
Forward foreign currency contracts	$—	$22,055	$—	$22,055
Liabilities:
Credit contracts	—	(42,492)	—	(42,492)
Forward foreign currency contracts	—	(47,707)	—	(47,707)

Total	$—	$(68,144)	$—	$(68,144)

The breakdown of the Trust’s investments into major categories is disclosed in the Schedule of Investments above.

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)

Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, bank borrowings payable of $118,000,000 are categorized as Level 2 within the disclosure hierarchy.

42	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) June 30, 2020	BlackRock Floating Rate Income Trust (BGT)

A reconciliation of Level 3 investments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Floating Rate Loan Interests	Other Interests	Warrants	Total
Assets:
Opening balance, as of December 31, 2019	$212,857	$18,429,479	$5	$—	$18,642,341
Transfers into Level 3(a)	—	6,483,271	—	—	6,483,271
Transfers out of Level 3(b)	—	(9,815,884)	—	—	(9,815,884)
Accrued discounts/premiums	—	15,443	—	—	15,443
Net realized gain (loss)	(10,500)	(171,626)	—	—	(182,126)
Net change in unrealized appreciation (depreciation)(c)(d)	(5,335)	(1,009,808)	—	2,743	(1,012,400)
Purchases	7,279	10,552,581	—	—	10,559,860
Sales	(153,194)	(6,565,291)	—	(2,743)	(6,721,228)

Closing balance, as of June 30, 2020	$51,107	$17,918,165	$5	$—	$17,969,277

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020(d)	$27,008	$(971,862)	$—	$—	$(944,854)

(a)

As of December 31, 2019, the Trust used observable inputs in determining the value of certain investments. As of June 30, 2020, the Trust used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

(b)

As of December 31, 2019, the Trust used significant unobservable inputs in determining the value of certain investments. As of June 30, 2020, the Trust used observable inputs in determining the value of the same investments. As a result, investments at the beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2020 is generally due to investments no longer held or categorized as Level 3 at period end.

The Trust’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	43

Statements of Assets and Liabilities  (unaudited)

June 30, 2020

	BTZ	BGT

ASSETS
Investments at value — unaffiliated(a)	$1,892,801,706	$406,822,009
Investments at value — affiliated(b)	2,778,414	15,132,589
Cash pledged:
Collateral — futures contracts	823,000	—
Collateral — centrally cleared swaps	—	1,110,000
Foreign currency at value(c)	17,413	8,273
Receivables:
Investments sold	24,036,424	5,655,045
Dividends — affiliated	1,691	54
Dividends — unaffiliated	47,344	—
Interest — unaffiliated	23,706,386	1,052,756
Variation margin on futures contracts	154,313	—
Swap premiums paid	33,215	—
Unrealized appreciation on forward foreign currency exchange contracts	—	22,055
Prepaid expenses	22,412	5,044

Total assets	1,944,422,318	429,807,825

LIABILITIES
Bank overdraft	41,711	50,714
Due to Broker	6,543,668	—
Cash received:
Collateral — OTC derivatives	190,000	—
Options written at value(d)	40,110	—
Reverse repurchase agreements at value	554,645,040	—
Payables:
Investments purchased	21,059,411	26,120,047
Bank borrowings	—	118,000,000
Capital shares redeemed	—	176,644
Income dividend distributions	419,983	50,808
Interest expense	—	104,858
Investment advisory fees	957,058	237,637
Trustees’ and Officer’s fees	774,497	229,323
Other accrued expenses	414,114	162,588
Variation margin on futures contracts	122,854	—
Variation margin on centrally cleared swaps	—	54,058
Unrealized depreciation on:
Forward foreign currency exchange contracts	—	47,707
OTC swaps	142,178	—
Unfunded floating rate loan interests	—	24,801

Total liabilities	585,350,624	145,259,185

NET ASSETS	$1,359,071,694	$284,548,640

NET ASSETS CONSIST OF
Paid-in capital(e)(f)(g)	$1,281,361,431	$338,447,487
Accumulated earnings (loss)	77,710,263	(53,898,847)

NET ASSETS	$1,359,071,694	$284,548,640

Netasset value	$14.54	$12.59

(a) Investments at cost — unaffiliated	$1,761,941,871	$430,799,633
(b) Investments at cost — affiliated	$2,778,414	$14,935,016
(c) Foreign currency at cost	$17,086	$8,313
(d) Premiums received	$2,295,735	$—
(e) Par value	$0.001	$0.001
(f) Shares outstanding	93,478,999	22,601,203
(g) Shares authorized	Unlimited	Unlimited

See notes to financial statements.

44	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations  (unaudited)

Six Months Ended June 30, 2020

	BTZ	BGT

INVESTMENT INCOME
Dividends — affiliated	$71,867	$84,842
Dividends — unaffiliated	1,665,481	173,266
Interest — unaffiliated	48,365,461	10,293,924
Other income	—	158,038

Total investment income	50,102,809	10,710,070

EXPENSES
Investment advisory	5,884,273	1,536,086
Transfer agent	151,991	14,279
Professional	105,664	70,305
Accounting services	105,390	32,561
Registration	19,015	4,444
Custodian	18,687	14,537
Printing	11,761	7,657
Miscellaneous	4,483	1,510

Total expenses excluding interest expense	6,301,264	1,681,379
Interest expense	3,981,253	965,769

Total expenses	10,282,517	2,647,148
Less fees waived and/or reimbursed by the Manager	(9,106)	(18,319)

Total expenses after fees waived and/or reimbursed	10,273,411	2,628,829

Net investment income	39,829,398	8,081,241

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Futures contracts	8,972,790	—
Forward foreign currency exchange contracts	—	151,718
Foreign currency transactions	27	235
Investments — unaffiliated	1,212,551	(11,758,394)
Options written	1,023,668	—
Swaps	(1,437,754)	(74,775)

	9,771,282	(11,681,216)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	174,979	—
Forward foreign currency exchange contracts	—	71,503
Foreign currency translations	196	(235)
Investments — affiliated	—	197,573
Investments — unaffiliated	(54,012,477)	(23,196,284)
Options written	2,851,901	—
Swaps	70,312	(42,492)
Unfunded floating rate loan interests	—	(117,001)

	(50,915,089)	(23,086,936)

Net realized and unrealized loss	(41,143,807)	(34,768,152)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,314,409)	$(26,686,911)

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Changes in Net Assets

	BTZ
	Six Months Ended 06/30/20 (unaudited)		Period from 11/01/19 to 12/31/19	Year Ended 10/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$39,829,398		$13,734,598	$82,194,401
Net realized gain (loss)	9,771,282		309,142	(19,435,032)
Net change in unrealized appreciation (depreciation)	(50,915,089)		15,684,219	146,520,248

Net increase (decrease) in net assets resulting from operations	(1,314,409)		29,727,959	209,279,617

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(39,214,440	)(b)	(23,997,745)	(82,221,384)
From return of capital	—		(2,145,215)	(3,261,831)

Decrease in net assets resulting from distributions to shareholders	(39,214,440)		(26,142,960)	(85,483,215)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(155,227,064)		—	(12,507,349)

NET ASSETS
Total increase (decrease) in net assets	(195,755,913)		3,584,999	111,289,053
Beginning of period	1,554,827,607		1,551,242,608	1,439,953,555

End of period	$1,359,071,694		$1,554,827,607	$1,551,242,608

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

See notes to financial statements.

46	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets  (continued)

	BGT
	Six Months Ended 06/30/20 (unaudited)		Period from 11/01/19 to 12/31/19	Year Ended 10/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$8,081,241		$2,818,810	$18,566,145
Net realized loss	(11,681,216)		(822,328)	(5,970,428)
Net change in unrealized appreciation (depreciation)	(23,086,936)		6,697,115	(3,635,999)

Net increase (decrease) in net assets resulting from operations	(26,686,911)		8,693,597	8,959,718

DISTRIBUTIONS TO SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to shareholders	(8,731,804	)(b)	(5,265,812)	(18,989,845)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(3,741,043)		(810,222)	(7,974,829)

NET ASSETS
Total increase (decrease) in net assets	(39,159,758)		2,617,563	(18,004,956)
Beginning of period	323,708,398		321,090,835	339,095,791

End of period	$284,548,640		$323,708,398	$321,090,835

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Cash Flows  (unaudited)

Six Months Ended June 30, 2020

	BTZ	BGT

CASH PROVIDED BY OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(1,314,409)	$(26,686,911)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	604,547,659	163,407,333
Purchases of long-term investments	(437,870,063)	(143,828,352)
Net proceeds from sales (purchases) of short-term securities	6,335,165	(837,780)
Amortization of premium and accretion of discount on investments and other fees	831,725	(502,630)
Paid-in-kind income	—	(360,414)
Premiums paid on closing options written	(81,786)	—
Premiums received from options written	1,591,189	—
Net realized (gain) loss on investments and options written	(2,206,426)	11,761,325
Net unrealized depreciation on investments, options written, swaps and foreign currency translations	51,090,264	23,044,209

(Increase) Decrease in Assets:
Receivables:
Dividends — affiliated	16,612	1,227
Dividends — unaffiliated	17	—
Interest — unaffiliated	2,415,730	(108,236)
Variation margin on futures contracts	(14,719)	—
Swap premiums paid	16,479	—
Prepaid expenses	(10,561)	(2,686)

Increase (Decrease) in Liabilities:
Cash received:
Collateral — OTC derivatives	(800,000)	—
Collateral — reverse repurchase agreements	(3,650,077)	—
Due to Broker	6,543,668	—
Payables:
Interest expense	(934,207)	(164,590)
Investment advisory fees	(1,230,941)	(318,216)
Trustees’ and Officer’s fees	(123,224)	(35,693)
Variation margin on futures contracts	(225,556)	—
Variation margin on centrally cleared swaps	—	54,058
Other accrued expenses	(232,398)	(54,635)
Other liabilities	—	(352,473)

Net cash provided by operating activities	224,694,141	25,015,536

CASH USED FOR FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(47,508,777)	(10,434,617)
Payments on bank borrowings	—	(97,000,000)
Payments on Common Shares redeemed	(155,227,064)	(3,564,399)
Proceeds from bank borrowings	—	85,000,000
Increase in bank overdraft	41,711	50,714
Net borrowing of reverse repurchase agreements	(21,651,704)	—

Net cash used for financing activities	(224,345,834)	(25,948,302)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	$204	$(235)

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	348,511	(933,001)
Restricted and unrestricted cash and foreign currency at beginning of period	491,902	2,051,274

Restricted and unrestricted cash and foreign currency at end of period	$840,413	$1,118,273

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	4,915,460	1,130,359

48	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (unaudited) (continued)

Six Months Ended June 30, 2020

	BTZ	BGT

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged:
Futures contracts	$823,000	$—
Centrally cleared swaps	—	1,110,000
Foreign currency at value	17,413	8,273

	$840,413	$1,118,273

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE BEGINNING OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$2,039,426
Cash pledged:
Futures contracts	483,000	—
Foreign currency at value	8,902	11,848

	$491,902	$2,051,274

See notes to financial statements.

FINANCIAL STATEMENTS	49

Financial Highlights

(For a share outstanding throughout each period)

	BTZ
	Six Months Ended 06/30/20 (Unaudited)		Period from 11/01/19 to 12/31/19		Year Ended October 31,
					2019	2018	2017	2016	2015

Net asset value, beginning of period	$14.97		$14.94		$13.72	$14.88	$14.61	$14.33	$15.36

Net investment income(a)	0.42		0.13		0.79	0.81	0.81	0.88	0.96
Net realized and unrealized gain (loss)	(0.43)		0.15		1.25	(1.17)	0.30	0.32	(1.02)

Net increase (decrease) from investment operations	(0.01)		0.28		2.04	(0.36)	1.11	1.20	(0.06)

Distributions(b)
From net investment income	(0.42	)(c)	(0.23)		(0.79)	(0.80)	(0.79)	(0.86)	(0.91)
From return of capital	—		(0.02)		(0.03)	—	(0.05)	(0.06)	(0.06)

Total distributions	(0.42)		(0.25)		(0.82)	(0.80)	(0.84)	(0.92)	(0.97)

Net asset value, end of period	$14.54		$14.97		$14.94	$13.72	$14.88	$14.61	$14.33

Market price, end of period	$13.20		$13.98		$13.55	$11.72	$13.36	$12.87	$12.53

Total Return(d)
Based on net asset value	0.23	%(e)	2.02	%(e)	16.17%	(1.72)%	8.53%	9.61%	0.48%

Based on market price	(2.57	)%(e)	5.05	%(e)	23.34%	(6.49)%	10.62%	10.43%	(0.33)%

Ratios to Average Net Assets
Total expenses	1.51	%(f)	1.68	%(f)(g)	2.26%	1.82%	1.23%	1.20%	1.16%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.51	%(f)	1.68	%(f)(g)	2.25%	1.82%	1.23%	1.20%	1.15%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense and fees, and amortization of offering costs	0.92	%(f)	0.92	%(f)	1.08%	0.94%	0.87%	0.95%	0.97%

Net investment income	5.85	%(f)	5.29	%(f)	5.57%	5.69%	5.53%	6.21%	6.40%

Supplemental Data
Net assets, end of period (000)	$1,359,072		$1,554,828		$1,551,243	$1,439,954	$1,598,034	$1,579,170	$1,549,123

Borrowings outstanding, end of period (000)	$554,645		$577,231		$568,461	$707,102	$477,822	$638,327	$685,716

Portfolio turnover rate	24%		2%		18%	30%	25%	29%	19%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.
(g)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the expense ratio would have been 1.70%.

See notes to financial statements.

50	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BGT
	Six Months Ended 06/30/20 (unaudited)		Period from 11/01/19 to 12/31/19		Year Ended October 31,
					2019	2018	2017	2016	2015 (a)

Net asset value, beginning of period	$14.10		$13.95		$14.33	$14.49	$14.41	$14.18	$14.57

Net investment income(b)	0.35		0.12		0.80	0.76	0.73	0.74	0.78
Net realized and unrealized gain (loss)	(1.48)		0.26		(0.37)	(0.21)	0.12	0.19	(0.36)

Net increase (decrease) from investment operations	(1.13)		0.38		0.43	0.55	0.85	0.93	0.42

Distributions from net investment income(c)	(0.38	)(d)	(0.23)		(0.81)	(0.71)	(0.77)	(0.70)	(0.81)

Net asset value, end of period	$12.59		$14.10		$13.95	$14.33	$14.49	$14.41	$14.18

Market price, end of period	$10.98		$12.87		$12.42	$12.72	$14.31	$13.58	$12.77

Total Return(e)
Based on net asset value	(7.53	)%(f)	2.89	%(f)	4.00%	4.25%	6.13%	7.27%	3.54%

Based on market price	(11.65	)%(f)	5.48	%(f)	4.31%	(6.30)%	11.21%	12.25%	3.08%

Ratios to Average Net Assets(g)
Total expenses	1.81	%(h)	2.11	%(h)(i)	2.41%	2.29%	1.92%	1.58%	1.55%

Total expenses after fees waived and/or reimbursed	1.80	%(h)	2.11	%(h)(i)	2.41%	2.29%	1.92%	1.58%	1.54%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.14	%(h)	1.28	%(h)	1.16%	1.21%	1.20%	1.16%	1.19%

Net investment income	5.53	%(h)	5.23	%(h)	5.68%	5.27%	5.02%	5.29%	5.37%

Supplemental Data
Net assets, end of period (000)	$284,549		$323,708		$321,091	$339,096	$342,890	$340,944	$335,444

Borrowings outstanding, end of period (000)	$118,000		$130,000		$123,000	$142,000	$150,000	$148,000	$104,000

Asset coverage, end of period per $1,000	$3,412		$3,490		$3,610	$3,389	$3,287	$3,304	$4,225

Portfolio turnover rate	38%		6%		53%	57%	63%	47%	42%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year end.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/20 (unaudited)	Period from 11/01/19 to 12/31/19	Year Ended October 31,
			2019	2018	2017	2016	2015 (a)
Investments in underlying funds	0.04%	0.04%	0.04%	0.01%	—%	—%	—%

(h)	Annualized.
(i)	Audit costs were not annualized in the calculation of the expense ratio. If these expenses were annualized, the expense ratio would have been 2.21%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Credit Allocation Income Trust	BTZ	Delaware	Diversified
BlackRock Floating Rate Income Trust	BGT	Delaware	Diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

On September 5, 2019, the Board approved a change in the fiscal year-end of BTZ and BGT, effective as of December 31, 2019, from October 31 to December 31.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income, if any, are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trusts are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities and payment-in-kind interest, is recognized on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Trusts are recorded on the ex-dividend date. Subject to the Trusts’ managed distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by the Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

52	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by each Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded equity options for which market quotations are readily available will be valued at the National Best Bid and Offer quotes (“NBBO”). NBBO represents the mean of the bid and ask prices as quoted on the exchange on which such options are traded. In the event that there is no mean price available, the last bid (long positions) or ask (short positions) price will be used. If no bid or ask price is available, the prior day’s price may be used. OTC and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Trusts’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (unaudited) (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii) recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii) quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii) changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such

54	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities the Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (unaudited) (continued)

uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, a fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, BGT had the following unfunded floating rate loan interests:

Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)
BGT	EyeCare Partners LLC	$200,923	$200,923	$180,378	$(20,545)
	Intelsat Jackson Holdings SA	41,737	41,727	42,285	558
	MED ParentCo LP	64,900	64,062	58,572	(5,490)
	Neiman Marcus Group Ltd LLC	33,799	33,799	34,475	676

Forward Commitments, When-Issued and Delayed Delivery Securities: Certain funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a fund may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.

56	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For the six months ended June 30, 2020, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the BTZ was $537,711,871 and 1.49%, respectively.

Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period ended, the following table is a summary of a Trust’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

BTZ
Counterparty	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest (a)	Cash Collateral Pledged/Received	Net Amount
Barclays Capital, Inc.	$(145,410,649)	$145,410,649	$—	$—
BNP Paribas S.A.	(123,860,202)	123,860,202	—	—
Credit Suisse Securities (USA) LLC	(654,291)	654,291	—	—
HSBC Securities (USA), Inc.	(13,283,369)	13,283,369
J.P. Morgan Securities LLC	(3,724,450)	3,724,450	—	—
RBC Capital Markets LLC	(267,712,079)	267,712,079	—	—

	$(554,645,040)	$554,645,040	$—	$—

(a)

Net collateral, including accrued interest, with a value of $646,223,094 has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trusts are denominated and in some cases, may be used to obtain exposure to a particular market.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (unaudited) (continued)

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statements of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statements of Assets and Liabilities.

Options: Certain Trusts purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

•

Swaptions — Certain Trusts purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trusts’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trusts and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trusts’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Trusts’ counterparty on the swap agreement becomes the CCP. The Trusts are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trusts may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trusts will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trusts will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

58	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Trusts may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trusts and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”) to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, BTZ and BGT each pays the Manager a monthly fee at an annual rate equal to 0.62% and 0.75%, respectively, of the average weekly value of each Trust’s managed assets. For purposes of calculating these fees, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

With respect to each Trust, the Manager entered into separate sub-advisory agreements, effective March 2, 2020, with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of each Trust for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.

Expense Waivers: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2021. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2020, the amounts waived were as follows:

	BTZ	BGT
Amounts waived	$9,106	$315

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2021. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended June 30, 2020, the Manager, with respect to BGT, waived $18,004 in investment advisory fees pursuant to these arrangements.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (unaudited) (continued)

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2020, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain (Loss)
BTZ	$287,024	$—	$—
BGT	—	386,655	(58,110)

7.	PURCHASES AND SALES

For the six months ended June 30, 2020, purchases and sales of investments, including paydowns and excluding short-term securities, were as follows:

	BTZ	BGT
Purchases	$453,939,286	$161,126,536
Sales	627,855,458	164,167,711

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for the period ended December 31, 2019 and each of the four years ended October 31, 2019. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of June 30, 2020, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of December 31, 2019, the Trusts had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

BTZ	BGT
$51,626,561	$16,422,605

As of June 30, 2020, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	BTZ	BGT
Tax cost	$1,768,879,940	$445,913,522

Gross unrealized appreciation	$168,375,343	$1,356,303
Gross unrealized depreciation	(39,818,347)	(25,383,371)

Net unrealized appreciation (depreciation)	$128,556,996	$(24,027,068)

9.	BANK BORROWINGS

BGT is party to a senior committed secured, 360-day rolling line of credit facility and a separate security agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”). SSB may elect to terminate its commitment upon 360-days written notice to BGT. As of period end, BGT has not received any notice to terminate. BGT has granted a security interest in substantially all of its assets to SSB.

The SSB Agreement allows for the maximum commitment amount of $168,000,000 for BGT.

Advances will be made by SSB to BGT, at BGT’s option of (a) the higher of (i) 0.80% above the Fed Funds rate and (ii) 0.80% above Overnight LIBOR or (b) 0.80% above 7-day, 30-day, 60-day or 90-day LIBOR. Overnight LIBOR and LIBOR rates are subject to a 0% floor.

In addition, BGT paid a commitment fee (based on the daily unused portion of the commitments). The fees associated with each of the agreements are included in the Statements of Operations as borrowing costs, if any. Advances to BGT as of period end, if any, are shown in the Statements of Assets and Liabilities as bank borrowings payable. Based on the short-term nature of the borrowings under the line of credit and the variable interest rate, the carrying amount of the borrowings approximates fair value.

BGT may not declare dividends or make other distributions on shares or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding short-term borrowings is less than 300%.

60	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For the six months ended June 30, 2020, the average amount of bank borrowings and the daily weighted average interest rates for BGT for loans under the revolving credit agreements were $118,093,407 and 1.64%, respectively.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s net asset value and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements  (unaudited) (continued)

A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Trust.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: Certain Trusts may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”) or are unrated, which are predominantly speculative, have greater credit risk and generally are less liquid than, and have more volatile prices than, higher quality securities.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Trusts invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2018 through November 30, 2019, each Trust was permitted to repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2018, subject to certain conditions. From December 1, 2019 through November 30, 2020, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts.

The total cost of the shares repurchased is reflected in the Trusts’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	BTZ			BGT
	Shares		Amount	Shares	Amount
Six months ended June 30, 2020	10,386,555	(a)	$155,227,064	351,945	$3,741,043
Period ended December 31, 2019	—		—	64,799	810,222
Year ended October 31, 2019	1,057,409		12,507,349	649,075	7,974,829

(a)	Common shares issued and outstanding had a net decrease of 10,386,555 as a result of shares repurchased in a tender offer.

BTZ conducted a tender offer to purchase for cash up to 10% of BTZ’s outstanding common shares of beneficial interest, at a price equal to 98% of the NAV per share, determined on the business day on which the Tender Offer expires (“Valuation Date”).

With respect to BTZ, tender offers for the six months ended June 30, 2020 were as follows:

Commencement Date (a)	Valuation Date	Number of Shares Tendered	Tendered Shares as a Percentage of Outstanding Shares	Number of Tendered Shares Purchased	Tendered Shares Purchased as a Percentage of Outstanding Shares
January 2, 2020	February 3, 2020	41,241,878	40%	10,386,555	10%

(a)	Date the tender offer period began.

62	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

12.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

	Common Dividend Per Share
	Paid (a)	Declared (b)
BTZ	$0.083900	$0.083900
BGT	0.076400	0.076400

(a)	Net investment income dividend paid on July 31, 2020 to shareholders of record on July 15, 2020.
(b)	Net investment income dividend declared on August 3, 2020 payable to shareholders of record on August 14, 2020.

NOTES TO FINANCIAL STATEMENTS	63

Disclosure of Investment Advisory Agreements

The Boards of Trustees (together, the “Board,” the members of which are referred to as “Board Members”) of BlackRock Credit Allocation Income Trust (“BTZ”) and BlackRock Floating Rate Income Trust (“BGT” and together with BTZ, the “Funds” and each, a “Fund”) met on April 16, 2020 (the “April Meeting”) and May 20-21, 2020 (the “May Meeting”) to consider the approval of the investment advisory agreements (the “Advisory Agreements” or the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Consistent with the requirements of the 1940 Act, the Board considers the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. While the Board also has a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements, the Board’s consideration entails a year-long deliberative process whereby the Board and its committees assess BlackRock’s services to each Fund. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considers information that is relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, applicable benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting. Topics covered included: (a) the methodology for measuring estimated fund profitability; (b) fund expenses and potential fee waivers; (c) differences in services provided and management fees between closed-end funds and other product channels; and (d) BlackRock’s option overwrite strategy.

64	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third-parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2019, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, BTZ ranked in the first quartile against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for BTZ, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-, three- and five-year periods reported, BGT ranked in the first, second and second quartiles, respectively, against its Customized Peer Group. The Board noted that BlackRock believes that the Customized Peer Group is an appropriate performance metric for BGT, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	65

Disclosure of Investment Advisory Agreements  (continued)

those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2019 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that BTZ’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the fourth quartile relative to the Expense Peers. The Board also noted, however, that given the comparability limitations of the Expense Peers, BlackRock provided the Board a supplemental peer group consisting of funds that are generally similar to BTZ. The Board noted that BTZ’s actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the supplemental peer group.

The Board noted that BGT’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

66	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreements  (continued)

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2021. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENTS	67

Disclosure of Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Credit Allocation Income Trust (the “Fund”), met in person on February 19, 2020 (the “February Meeting”) to consider the initial approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) among the Fund, BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, and BlackRock International Limited. The Sub-Advisory Agreement was substantially similar to the sub-advisory agreements previously approved with respect to certain other portfolios in the BlackRock Fixed-Income Complex.

On the date of the February Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreement.

At the February Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreement. The Fund’s investment advisory agreement with the Manager was most recently approved by the Board at in-person meetings on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”). A discussion of the basis for the Board’s approval of this agreement at the May and June Meetings is included in the Fund’s annual shareholder report for the fiscal year ended October 31, 2019. The factors considered by the Board at the February Meeting in connection with approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the May and June Meetings.

Following discussion, all the Board Members present at the February Meeting, including all the Independent Board Members present, approved the Sub-Advisory Agreement among the Fund, the Manager and BlackRock International Limited for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

68	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Sub-Advisory Agreement

The Board of Trustees (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock Floating Rate Income Trust (the “Fund”), met in person on February 19, 2020 (the “February Meeting”) to consider the initial approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) among the Fund, BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, and BlackRock International Limited. The Sub-Advisory Agreement was substantially similar to the sub-advisory agreements previously approved with respect to certain other portfolios in the BlackRock Fixed-Income Complex.

On the date of the February Meeting, the Board consisted of ten individuals, eight of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). Pursuant to the 1940 Act, the Board is required to consider the initial approval of the Sub-Advisory Agreement.

At the February Meeting, the Board reviewed materials relating to its consideration of the proposed Sub-Advisory Agreement. The Fund’s investment advisory agreement with the Manager was most recently approved by the Board at in-person meetings on May 1, 2019 (the “May Meeting”) and June 5-6, 2019 (the “June Meeting”). A discussion of the basis for the Board’s approval of this agreement at the May and June Meetings is included in the Fund’s annual shareholder report for the fiscal year ended October 31, 2019. The factors considered by the Board at the February Meeting in connection with approval of the proposed Sub-Advisory Agreement were substantially the same as the factors considered at the May and June Meetings.

Following discussion, all the Board Members present at the February Meeting, including all the Independent Board Members present, approved the Sub-Advisory Agreement among the Fund, the Manager and BlackRock International Limited for a two-year term beginning on the effective date of the Sub-Advisory Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Sub-Advisory Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF SUB-ADVISORY AGREEMENT	69

Trustee and Officer Information

Richard E. Cavanagh, Co-Chair of the Board and Trustee

Karen P. Robards, Co-Chair of the Board and Trustee

Michael J. Castellano, Trustee

Cynthia L. Egan, Trustee

Frank J. Fabozzi, Trustee

R. Glenn Hubbard, Trustee

W. Carl Kester, Trustee

Catherine A. Lynch, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jonathan Diorio, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

Janey Ahn, Secretary

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

70	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of their chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust.

The distributions paid by each Trust for any particular month may be more or less than the amount of net investment income earned by each Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of each Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. The Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

Except as described above, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts.

As of the date of this report, the portfolio managers of BGT are James E. Keenan, David Delbos, Mitchell S. Garfin, Carly Wilson and Abigail Apistolas.

Except as noted above, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

ADDITIONAL INFORMATION	71

Additional Information  (continued)

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 882-0052 and (2) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

72	2020 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Currency

EUR	Euro

GBP	British Pound

USD	U.S. Dollar

Portfolio Abbreviations

ARB	Airport Revenue Bonds

CR	Custodian Receipt

CLO	Collateralized Loan Obligation

ETF	Exchange-Traded Fund

EURIBOR	Euro Interbank Offered Rate

LIBOR	London Interbank Offered Rate

MSCI	Morgan Stanley Capital International

MTN	Medium-Term Note

PIK	Payment-In-Kind

PRIME	U.S. Prime Rate

RB	Revenue Bonds

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SPDR	Standard & Poor’s Depository Receipts

GLOSSARY OF TERMS USED IN THIS REPORT	73

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

CE-CAFRI-3-6/20-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)	Not Applicable to this semi-annual report
(b)	As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[3]
January 1-31, 2020	0[1]	$ --[1]	0[1]	5,193,277
February 1-29, 2020	10,386,555[2]	$14.945[2]	10,386,555[2]	5,193,277
March 1-31, 2020	0[1]	$ --[1]	0[1]	5,193,277
April 1-30, 2020	0[1]	$ --[1]	0[1]	5,193,277
May 1-31, 2020	0[1]	$ --[1]	0[1]	5,193,277
June 1-30, 2020	0[1]	$ --[1]	0[1]	5,193,277
Total:	10,386,555	$14.945	10,386,555	5,193,277

1 On September 5, 2019, the Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2019, the Fund may repurchase through November 30, 2020, up to 5% of its common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions.

2 The Fund announced a tender offer to repurchase up to 10% of its issued and outstanding common shares at 98% of net asset value per share. The tender offer commenced on January 2, 2020 and expired on February 3, 2020. There were no shares purchased under the open market share repurchase program during that time.

3 Represents shares that may yet be purchased under the Fund’s open market share repurchase program.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

2

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies— Not Applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Section 302 Certifications are attached

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Section  906 Certifications are attached

(c) – Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Credit Allocation Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Allocation Income Trust

Date:	September 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Credit Allocation Income Trust

Date:	September 4, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Credit Allocation Income Trust

Date:	September 4, 2020

5